UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAETEC Holding Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PAETEC HOLDING CORP.

One PAETEC Plaza

600 Willowbrook Office Park

Fairport, New York 14450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 2, 2011

To our stockholders:

PAETEC Holding Corp. (“PAETEC”) will hold its 2011 annual meeting of stockholders on Thursday, June 2, 2011, at 9:30 a.m., Eastern Time, at SAP Americas, 3999 West Chester Pike, Newtown Square, Pennsylvania 19073. At the annual meeting, holders of PAETEC common stock will be asked to consider and vote upon the following proposals:

1.	to elect as directors of PAETEC the three nominees specified in the accompanying proxy statement;

2.	to ratify the appointment of Deloitte & Touche LLP as PAETEC’s independent registered public accounting firm for the 2011 fiscal year;

3.	to approve the PAETEC Holding Corp. 2011 Omnibus Incentive Plan;

4.	by a non-binding, advisory vote, to approve PAETEC’s named executive officer compensation as disclosed in the accompanying proxy statement; and

5.	by a non-binding, advisory vote, whether PAETEC should hold a non-binding, advisory vote by stockholders to approve PAETEC’s named executive officer compensation every 1, 2 or 3 years.

In addition, holders of PAETEC common stock will consider and take action upon any other business that may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Only holders of record of shares of PAETEC common stock at the close of business on April 11, 2011, which is the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting.

Your broker or bank will not be permitted to vote on your behalf on the election of directors or most of the other annual meeting proposals unless you provide specific direction by following the instructions provided to you in your notice of Internet availability of proxy materials or in your proxy card (if you received one). For your vote to be counted, you will need to communicate your voting decision to your broker or bank before the date of the annual meeting.

All stockholders are cordially invited to attend this meeting. You must bring with you a valid personal photo identification card, such as a driver’s license or passport, in order to be admitted to the annual meeting.

Your vote is important. We appreciate your taking the time to vote promptly. After reading the proxy statement, please vote at your earliest convenience either over the Internet, by completing, signing and returning by mail a proxy card (if you received one), or by telephone. Submitting the proxy before the annual meeting will not preclude you from voting in person at the annual meeting if you decide to attend.

By order of the board of directors,

Mary K. O’Connell

Secretary

Dated: April 20, 2011

PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND INSTRUCTIONS FOR VOTING IN YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR IN YOUR PROXY CARD (IF YOU RECEIVED ONE). IF YOU HAVE QUESTIONS ABOUT ANY ANNUAL MEETING PROPOSAL OR ABOUT VOTING YOUR SHARES, PLEASE CALL INVESTOR RELATIONS TOLL-FREE AT (866) 269-1663.

PAETEC HOLDING CORP.

One PAETEC Plaza

600 Willowbrook Office Park

Fairport, New York 14450

Annual Meeting of Stockholders

June 2, 2011

PROXY STATEMENT

GENERAL INFORMATION

PAETEC Holding Corp., “PAETEC” or “PAETEC Holding,” is furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at PAETEC’s 2011 annual meeting of stockholders to be held at SAP Americas, 3999 West Chester Pike, Newtown Square, Pennsylvania 19073 on Thursday, June 2, 2011, at 9:30 a.m., Eastern Time. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting of stockholders.

Important Notice Regarding Availability of Proxy Materials

Under the rules of the Securities and Exchange Commission, or the “SEC,” we are furnishing proxy materials to our stockholders on the Internet, rather than mailing to each stockholder paper copies of the materials (including, for this purpose, our 2010 annual report on Form 10-K, which serves as our 2010 annual report to stockholders). As a result, unless you previously elected to receive paper copies of these materials or request them this year, you will not receive paper copies of the materials. We are sending to our stockholders of record (other than those who previously have elected to receive paper copies) a Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” and which will instruct you on how you may access and review the proxy materials over the Internet. The Notice also will instruct you on how you may vote your shares. Brokerage firms and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. If you would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

The Notice of Internet Availability of Proxy Materials will be mailed to stockholders on or about April 20, 2011.

This proxy statement and our 2010 annual report to stockholders are available at:

https://materials.proxyvote.com/695459

On April 20, 2011 we will begin mailing a full set of proxy materials to some of our stockholders, including stockholders who previously have requested a paper copy of the proxy materials.

Voting Eligibility

Who May Vote. The PAETEC board of directors has fixed the close of business on April 11, 2011 as the record date for the annual meeting. Only holders of record of shares of PAETEC common stock at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting. Each stockholder is entitled to one vote at the annual meeting for each share of PAETEC common stock held by the stockholder at the close of business on the record date.

Difference Between a Stockholder of Record and a “Street Name” Holder. If your shares are registered with our transfer agent and registrar in your name, you are a stockholder of record with respect to those shares.

If your shares are held for you in a brokerage, bank or other institutional account, then the broker, bank or other institution is considered to be the stockholder of record with respect to those shares. However, you are considered the “beneficial owner” of those shares, which are said to be held in “street name.” Beneficial holders generally may not submit a proxy or vote their shares directly and must instead instruct the bank, broker or other institutional holder how to vote their shares using the methods described below.

Voting Procedure and Revocability of Proxies

You may vote your shares by attending the annual meeting and voting in person or you may vote your shares by submitting a proxy over the Internet or by telephone or mail. The method of voting by proxy differs depending on (1) whether you are viewing this proxy statement on the Internet or receiving a paper copy, and (2) whether your shares are held by you as a record holder or your shares are held in “street name.”

Voting by Internet, Telephone or Mail. If you hold your shares as a record holder and you are viewing this proxy statement on the Internet, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the web site referred to in the Notice previously mailed to you. You may request a paper copy of the proxy statement and proxy card by following the instructions on the Notice, and these materials will be mailed to you without charge.

If you hold your shares as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card that was included with the proxy statement, or you may vote by completing, dating and signing the proxy card and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If you hold your shares in street name, you will receive a notice from your broker, bank or other institution holding the shares that includes instructions on how to vote your shares. Your broker, bank or other institution will allow you to deliver your voting instructions over the Internet. In addition, you may request paper copies of the proxy statement and proxy card from your broker or other record holder by following the instructions on the notice it has provided to you.

Stockholders who submit a proxy over the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder. Stockholders who submit a proxy over the Internet or by telephone need not return a proxy card or the voting instruction form forwarded to them by their broker or bank by mail.

Voting in Person at the Annual Meeting. All stockholders of record may vote their shares in person at the meeting.

If your shares are held in “street name,” you may vote in person at the meeting if you have a legal proxy. You will need to ask the broker or bank or other institution holding your shares for a legal proxy and bring the legal proxy with you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Changing Your Vote. If you hold your shares as a record holder and submit a proxy, you may revoke that proxy at any time before it is voted at the annual meeting. Stockholders of record may revoke a proxy prior to the annual meeting by (1) delivering a written notice of revocation to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Attention: Secretary, (2) duly submitting a later-dated proxy over the Internet, by mail, or by telephone or (3) attending the annual meeting in person and voting in person. Attendance at the meeting itself will not be effective to revoke a previously submitted proxy.

If your shares are held in the name of a broker, bank or other institution, you may change your voting instructions by following the instructions of your broker, bank or other record holder.

If You Receive More Than One Notice or Proxy Card. If you receive more than one Notice or proxy card, you hold shares that are registered in more than one account. To ensure that all of your shares are voted, submit one proxy for each Notice or proxy card that you receive.

Assistance With Voting. If you need assistance in completing your proxy card or have questions regarding the various voting options with respect to the annual meeting, please call Investor Relations toll-free at (866) 269-1663.

Attendance at the Annual Meeting

You must bring with you a valid personal photo identification card, such as a driver’s license or passport, in order to be admitted to the annual meeting. The purpose of this requirement is to help us verify that you are a stockholder of PAETEC.

Driving directions to the annual meeting are available at https://materials.proxyvote.com/695459.

Shares Represented by a Proxy

Shares represented by a properly executed proxy, if the proxy is received in time and is not revoked, will be voted at the annual meeting in accordance with the instructions indicated in the proxy. If no instructions are indicated, such shares will be voted “FOR” election of the director nominees (Proposal 1), ratification of the appointment of PAETEC’s independent registered public accounting firm (Proposal 2), approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan (Proposal 3), approval of PAETEC’s named executive officer compensation as disclosed in this proxy statement (Proposal 4), and every “1 YEAR” as the frequency with which PAETEC should hold a non-binding, advisory vote by stockholders to approve PAETEC’s named executive officer compensation (Proposal 5).

Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. Management is not aware of any other matters that are likely to be brought before the annual meeting. If any other matter is properly presented at the annual meeting for action, including a proposal to adjourn or postpone the annual meeting to permit PAETEC to solicit additional proxies in favor of any proposal, the persons named in the proxy will vote on such matter in their own discretion.

Shares Outstanding, Quorum and Vote Required

As of the annual meeting record date of April 11, 2011, there were 145,061,653 shares of PAETEC common stock outstanding and entitled to vote at the annual meeting. The holders of a majority of the shares of PAETEC common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the annual meeting. Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting, who will determine whether or not a quorum is present. Abstentions and any broker non-votes, which are described below, will be counted for purposes of determining the presence of a quorum at the annual meeting.

Assuming a quorum is present at the annual meeting, election of the three nominees to the board of directors in accordance with Proposal 1 will require a plurality of the votes cast of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Assuming a quorum is present at the annual meeting, ratification of the appointment of Deloitte & Touche LLP as PAETEC’s independent registered public accounting firm for the 2011 fiscal year in accordance with Proposal 2 will require the affirmative vote of the holders of a majority of the shares of PAETEC common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. An abstention from voting on this proposal will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

Assuming a quorum is present at the annual meeting, approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan in accordance with Proposal 3 will require the affirmative vote of the holders of a majority of shares of PAETEC common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. An abstention from voting on this proposal will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

Assuming a quorum is present at the annual meeting, approval, by a non-binding, advisory vote, of PAETEC’s named executive officer compensation as disclosed in this proxy statement in accordance with Proposal 4 will require the affirmative vote of the holders of a majority of shares of PAETEC common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. An abstention from voting on this proposal will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

Generally, a proposal presented to stockholders, such as Proposal 5, will be approved by the affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on the proposal. However, because the vote on this proposal is not binding on PAETEC or our board of directors, if none of the frequency options—every 1 year, every 2 years or every 3 years—receives a majority of the votes cast, the option receiving the greatest number of affirmative votes will be considered the frequency preferred by the stockholders. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

Broker-dealers who hold their customers’ shares in street name may, under the applicable rules of the exchanges and other self-regulatory organizations of which the broker-dealers are members, vote the shares of their customers on routine proposals when they have not received instructions from the customer. Under these rules, brokers may not vote shares of their customers on non-routine matters, such as the election of directors, without instructions from their customers. A “broker non-vote” occurs with respect to any proposal when a broker holds shares of a customer in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

Recommendations of the Board of Directors

The PAETEC board of directors unanimously recommends that PAETEC stockholders vote:

•	“FOR” the election of each nominee to the board of directors;

•	“FOR” ratification of the appointment of Deloitte & Touche LLP as PAETEC’s independent registered public accounting firm for the 2011 fiscal year;

•	“FOR” approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan;

•	in a non-binding, advisory vote, “FOR” approval of PAETEC’s named executive officer compensation as disclosed in this proxy statement; and

•

in a non-binding, advisory vote, “FOR” every “1 YEAR” as the frequency with which PAETEC should hold a non-binding, advisory vote by stockholders to approve PAETEC’s named executive officer compensation.

Proxy Solicitation

PAETEC is soliciting proxies for the annual meeting from PAETEC’s stockholders. We will pay the cost of this proxy solicitation. In addition to the mailing of the Notice and proxy solicitation materials, our directors, officers and employees, who will not receive any additional compensation for their services, may solicit proxies personally, by e-mail or other electronic means or by telephone. We also have made arrangements with brokerage firms, banks, custodians, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. We will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such materials.

A list of stockholders entitled to vote at the annual meeting will be open for examination by any PAETEC stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at PAETEC’s principal executive offices at One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, and at the time and place of the meeting during the entire time of the meeting.

Annual Report to Stockholders and Other Materials

The Notice of Internet Availability of Proxy Materials, notice of annual meeting, this proxy statement and PAETEC’s annual report on Form 10-K for the 2010 fiscal year, which will constitute PAETEC’s annual report to stockholders for 2010, have been made available to all stockholders entitled to notice of, and to vote at, the annual meeting. You may request a paper or electronic copy of these materials by following the directions on the Notice or by writing to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Attention: Secretary. The annual report to stockholders does not constitute proxy soliciting material.

PAETEC has filed its annual report on Form 10-K for the 2010 fiscal year, which we refer to as our “2010 Form 10-K,” with the SEC. Stockholders may obtain, free of charge, a copy of the 2010 Form 10-K, without exhibits, by writing to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Attention: Secretary. The 2010 Form 10-K is also available through PAETEC’s web site at www.paetec.com. The 2010 Form 10-K does not constitute proxy soliciting material.

SECURITY OWNERSHIP

The following table presents information regarding the beneficial ownership of PAETEC common stock as of April 1, 2011 by:

•	each of PAETEC’s directors;

•	each director nominee;

•	PAETEC’s Chief Executive Officer, its Chief Financial Officer and the other executive officers named in the Summary Compensation Table under “Executive Compensation”;

•	all directors and executive officers of PAETEC as a group; and

•	each person known by PAETEC to own beneficially more than 5% of PAETEC’s common stock.

The following information has been presented in accordance with the SEC’s rules and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules, beneficial ownership of a class of capital stock as of any date includes any shares of that class as to which a person, directly or indirectly, has or shares voting power or investment power as of that date and also any shares as to which a person has the right to acquire sole or shared voting or investment power as of or within 60 days after that date through the exercise of any stock option, warrant or other right, without regard to whether the right expires before the end of the 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all of those persons may be deemed to be the beneficial owners of the securities. Information with respect to persons other than the holders listed in the table below that share beneficial ownership with respect to the securities shown is set forth following the table.

As of April 1, 2011, there were 144,842,543 shares of PAETEC common stock outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Executive Officers, Directors and Director Nominees:
Richard T. Aab	8,391,543	5.8
Edward J. Butler, Jr.	1,121,894	*
Arunas A. Chesonis	7,589,191	5.2
Mario DeRiggi	323,710	*
Shelley Diamond	50,498	*
H. Russell Frisby, Jr.	144,057	*
Tansukh V. Ganatra	2,421,761	1.7
Michael C. Mac Donald	100,998	*
William R. McDermott	104,857	*
Robert D. Moore, Jr.	316,103	*
Mary K. O’Connell	69,689	*
Alex Stadler	139,798	*
Keith M. Wilson	1,430,559	1.0
Laurie Zaucha	56,739	*
Mark Zupan	176,723	*
All directors and executive officers as a group (16 persons)	22,687,353	15.4
Other Stockholders:
BlackRock, Inc.	8,871,966	6.1
Columbia Wanger Asset Management, L.P.	14,743,000	10.2
FMR LLC	8,024,360	5.5
Penn Capital Management	7,921,094	5.5
Sankaty Credit Opportunities III, L.P. and others	7,801,908	5.4
Wayzata Investment Partners LLC	12,876,887	8.9

*	Represents beneficial ownership of less than 1%.

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by the person, which includes the number of shares as to which the person has the right to acquire voting or investment power as of or within 60 days after such date, by the sum of the number of shares outstanding as of the date plus the number of shares as to which the person has the right to acquire voting or investment power as of or within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

The information concerning Mr. Aab is based on PAETEC’s records and on information filed with the SEC on Schedule 13D/A on December 17, 2009. Mr. Aab reports that the shares of common stock shown as beneficially owned by him include shares held by Melrich Associates, L.P., for which Mr. Aab and his wife are the sole general partners and share voting and investment power. The amount shown in the table also includes 811,639 shares issuable upon the exercise of stock options and warrants that are exercisable as of or within 60 days after April 1, 2011. Mr. Aab’s address is c/o PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450.

The shares of common stock shown as beneficially owned by Mr. Butler are based on PAETEC’s records as of the termination of Mr. Butler’s employment on November 5, 2010 and include 11,250 shares issuable upon the exercise of stock options that were exercisable as of or within 60 days after such date.

The information concerning Mr. Chesonis is based on PAETEC’s records and on information filed with the SEC on Schedule 13D/A on May 17, 2010. The shares of common stock shown as beneficially owned by Mr. Chesonis include 548,535 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011. Mr. Chesonis’s address is c/o PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450.

The shares of common stock shown as beneficially owned by Mr. DeRiggi include 52,232 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Ms. Diamond include 44,332 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. Frisby include 132,891 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. Ganatra include 342,500 shares as to which Mr. Ganatra has sole voting and investment power through a stock control agreement with his son, 235,000 shares as to which Mr. Ganatra has sole voting and investment power through a stock control agreement with his wife, 1,700,000 shares held in charitable remainder trusts for which Mr. Ganatra has sole voting and investment power, and 19,499 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. Mac Donald include 15,832 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. McDermott include 52,598 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. Moore include 87,656 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Ms. O’Connell include 42,611 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. Stadler include 130,632 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Mr. Wilson include 707,898 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by Ms. Zaucha are based on PAETEC’s records as of the termination of Ms. Zaucha’s employment on March 4, 2011 and include 48,250 shares issuable upon the exercise of stock options that were exercisable as of or within 60 days after such date.

The shares of common stock shown as beneficially owned by Mr. Zupan include 149,224 shares issuable upon the exercise of stock options that are exercisable as of or within 60 days after April 1, 2011.

The shares of common stock shown as beneficially owned by all directors and executive officers as a group include 2,942,487 shares issuable upon the exercise of stock options and warrants that are exercisable as of or within 60 days after April 1, 2011, or, with respect to the executive officers identified above who are no longer employed by PAETEC, as of or within the dates indicated above.

The information concerning BlackRock, Inc. is based on information filed with the SEC on Schedule 13G on February 7, 2011. BlackRock, Inc. reports sole dispositive and sole voting power over all of the shares shown. BlackRock, Inc.’s address is 40 East 52nd Street, New York, New York 10022.

The information concerning Columbia Wanger Asset Management, L.P. is based on information filed with the SEC on Schedule 13G/A on February 11, 2011. Columbia Wanger Asset Management, L.P. reports that it has sole dispositive power over all of the shares shown and sole voting power over 13,518,000 of the shares shown. The shares shown include shares held by Columbia Acorn Trust, a Massachusetts business trust advised by the reporting person. Columbia Wanger Asset Management, L.P.’s address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

The information concerning FMR LLC, or “FMR,” is based on information filed with the SEC on Schedule 13G/A on February 14, 2011. FMR reports that the shares of common stock shown as beneficially owned by it include 7,624,220 shares beneficially owned by Fidelity Management & Research Company, or “Fidelity,” a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as a result of Fidelity’s service as investment adviser to various investment companies. Each of Edward C. Johnson, III, the Chairman of FMR, FMR, through its control of Fidelity, and unnamed investment companies has sole power to dispose of the shares owned by the investment companies. Members of the family of Mr. Johnson are the predominant owners of FMR and may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by any investment company, which power resides with each such investment company’s board of trustees. Pyramis Global Advisors Trust Company, an indirect, wholly-owned subsidiary of FMR and a bank, is the beneficial owner of 400,140 shares of common stock as a result of its serving as investment manager of institutional accounts owning such shares. Mr. Johnson and FMR each has sole dispositive power over 400,140 shares of common stock and sole power to vote or direct the voting of 400,140 shares of common stock owned by the institutional accounts managed by Pyramis Global Advisors Trust Company. FMR’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

The information concerning Penn Capital Management is based on information filed with the SEC on Schedule 13G on February 15, 2011. Penn Capital Management reports sole voting and dispositive power over all of the shares shown. Penn Capital Management’s address is Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, Pennsylvania 19112.

The information concerning Sankaty Credit Opportunities III, L.P. and others is based on information filed with the SEC on Schedule 13G on February 14, 2011 by Sankaty Credit Opportunities III, L.P., or “COPS III,” Sankaty Credit Opportunities IV, L.P., or “COPS IV,” Sankaty Credit Opportunities (Offshore) IV, L.P., or “COPS IV Offshore,” and Sankaty Advisors, LLC in its capacity as the investment manager for a managed account client. The Schedule 13G states that COPS III has sole voting and dispositive power with respect to 2,425,677 shares of common stock, COPS IV has sole voting and dispositive power with respect to 2,046,296 shares of common stock, COPS IV Offshore has sole voting and dispositive power with respect to 2,636,310 shares of common stock, and Sankaty Advisors, LLC has sole voting and dispositive power with respect to 693,625 shares of common stock. The reporting persons also state that Sankaty Credit Member, LLC is the managing member of COPS III and COPS IV, that Sankaty Credit Member (Offshore), Ltd. is the general partner of COPS IV Offshore, that Sankaty Advisors, LLC has entered into an investment management agreement with a managed account client pursuant to which it has authority to acquire, dispose of, and vote securities on behalf of such client, and that Jonathan S. Lavine is the managing member of Sankaty Credit Member, LLC and a director of Sankaty Credit Member (Offshore), Ltd. The address for COPS III, COPS IV, COPS IV Offshore and Sankaty Advisors, LLC is 111 Huntington Avenue, Boston, Massachusetts 02199.

The information concerning Wayzata Investment Partners LLC, or “Wayzata,” is based on information filed with the SEC on Schedule 13G/A on February 14, 2011. Wayzata serves as an investment adviser to Wayzata Recovery Fund, LLC, Wayland Distressed Opportunities Fund I-B, LLC, Wayland Distressed Opportunities Fund I-C, LLC, Wayzata Opportunities Fund II, L.P., Wayzata Opportunities Fund Offshore II, L.P., Wayzata Opportunities Fund, LLC, and Wayzata Opportunities Fund Offshore, L.P. Wayzata and Patrick J. Halloran, an individual who serves as the managing member of Wayzata, report that they share voting and dispositive power over all of the shares shown. Wayzata and Mr. Halloran disclaim beneficial ownership of the shares owned by the funds which they manage. The address for Wayzata and Mr. Halloran is 701 East Lake Street, Suite 300, Wayzata, Minnesota 55391.

ELECTION OF DIRECTORS

(Proposal 1)

Nominees for Election as Directors

As Proposal 1 for the annual meeting, stockholders of PAETEC are asked to consider and vote upon a proposal to elect three nominees to PAETEC’s board of directors.

PAETEC currently has ten directors. PAETEC’s certificate of incorporation provides that the board of directors is to be divided into three classes of directors, with the classes to be as nearly equal in number as possible. The terms of office of the three current classes of directors expire at this annual meeting with respect to the Class II directors, at the annual meeting of stockholders in 2012 with respect to the Class III directors and at the annual meeting of stockholders in 2013 with respect to the Class I directors. Upon the expiration of the term of office of each class, the nominees for such class will be elected for a term of three years to succeed the directors whose terms of office expire.

Upon the recommendation of the nominating and governance committee, PAETEC’s board of directors has nominated Tansukh V. Ganatra, William R. McDermott and Mark Zupan for election as Class II directors, each with a three-year term that will expire at the annual meeting of stockholders in 2014. Each of the three nominees currently serves as a Class II director.

Approval of Nominees

Assuming a quorum is present at the annual meeting, election of the three nominees to the board of directors will require a plurality of the votes cast of the shares present in person or represented by proxy at the annual meeting. Votes may be cast in favor of or withheld with respect to any or all of the nominees. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees.

If a nominee becomes unable or unwilling to accept nomination or election, the board of directors may either select a substitute nominee or reduce the size of the board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee. Alternatively, if the board of directors does not select a substitute nominee, the proxies may vote only for the remaining nominees, leaving a vacancy that may be filled at a later date by the board of directors. The board of directors has no reason to believe that any nominee would be unable or unwilling to serve if elected.

The PAETEC board of directors unanimously recommends that PAETEC stockholders vote “FOR” the election of each nominee to the board of directors.

Director Qualifications

We believe that individuals who serve on our board of directors should demonstrate the requisite expertise, business acumen and experience to make a significant contribution to PAETEC; should display maturity of judgment and have the highest ethical character; should not present conflicts of interest that might impede proper performance; should have sufficient time to devote to board matters; should exhibit the ability to work effectively and collegially with other board members; and should be committed to building long-term stockholder value. We seek board members that represent a diversity of professional viewpoints, background and experience in areas that are relevant to our activities. We identify and describe below some of the key experience, qualifications, attributes and skills our directors bring to the board that are important in light of our business and structure.

•	Leadership experience. We seek directors who possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. We believe that individuals with long-term experience in significant leadership positions are likely to provide the vision and insight that our industry and our company demand. Such individuals demonstrate an in-depth and practical understanding of strategy, technology, risk management and the methods to drive efficiency and growth. Through their current or former service as top leaders at other organizations, they are able to provide deep market and operational knowledge and have cultivated professional relationships that benefit our company.

•

Industry experience. We seek directors with experience as senior executives or directors, or in other leadership positions, in the communications industry. A sophisticated understanding of the competitive, technological and regulatory issues confronting our business is critical to our success.

•

Finance experience. We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who can qualify as an “audit committee financial expert,” as that term is defined in the SEC’s rules.

•

Operational experience. We seek directors who have operational expertise as well as experience in the areas of sales, marketing and business development, particularly in connection with large businesses.

The experience, qualifications, attributes and skills which led the nominating and governance committee and board of directors to conclude that each incumbent director and each nominee for director should serve on the board are included in the individual biographies set forth below.

Information Regarding Nominees and Continuing Directors

The following presents information as of April 11, 2011 concerning each nominee for election at the annual meeting and each director continuing in office after the annual meeting.

Nominees for Election as Class II Directors With Three-Year Terms

to Expire in 2014

Name	Age	Director Since
Tansukh V. Ganatra	67	2007
William R. McDermott	49	2007
Mark Zupan	51	2007

Tansukh V. Ganatra has served as a director of PAETEC Holding since February 2007. Mr. Ganatra co-founded US LEC Corp., or “US LEC,” in June 1996, served as a director of US LEC from June 1996 to February 2007 and served as interim Chief Executive Officer of US LEC from November 2006 to February 2007, when US LEC completed its combination by merger with PAETEC Corp. He served as Chief Executive Officer and Vice Chairman of the board of directors of US LEC from July 1999 until his retirement in December 2001. Mr. Ganatra also served as President and Chief Operating Officer of US LEC from June 1996 until July 1999. From 1987 to 1997, Mr. Ganatra held various positions with ACC Corp., an international telecommunications company headquartered in Rochester, New York, including service as its President and Chief Operating Officer. Before joining ACC, Mr. Ganatra held various positions during a 19-year career with Rochester Telephone Corporation, now known as Frontier Communications Corporation, a subsidiary of Citizens Communications Company, culminating with the position of Director of Network Engineering.

Director qualifications:

•	Leadership, industry and finance experience—former CEO and other senior positions with telecommunications companies over four decades

William R. McDermott has served as a director of PAETEC Holding since February 2007 and as a director of PAETEC Corp. since March 2004. Mr. McDermott is the co- Chief Executive Officer of SAP AG, a provider of business software solutions headquartered in Walldorf, Germany. In this capacity, and also as a member of the Executive Board of SAP, he oversees SAP’s strategic business activities relating to sales, all customer operations and ecosystem activities. Before joining SAP, Mr. McDermott served as the Executive Vice President, Worldwide Sales & Operations of Siebel Systems, a business software provider, as President of Gartner, Inc., a provider of research and analysis on the information technology industry, and on the boards of directors of two subsidiaries of Xerox Corporation. Mr. McDermott is also a director of Under Armour, Inc. and Ansys, Inc.

Director qualifications:

•	Leadership, finance and operational experience—Co-CEO of a technology company

Mark Zupan has served as a director of PAETEC Holding since February 2007 and as a director of PAETEC Corp. since May 2006. Mr. Zupan is dean of the William E. Simon Graduate School of Business Administration at the University of Rochester, a position which he has held on a full-time basis since January 1, 2004. Mr. Zupan previously served as dean and professor of economics at the University of Arizona’s Eller College of Management from 1997 to 2003. Before his appointment at the University of Arizona, Mr. Zupan taught at the University of Southern California’s Marshall School of Business, where he also served as associate dean of master degree programs. He was a teaching fellow in Harvard University’s Department of Economics while pursuing his doctoral studies at the Massachusetts Institute of Technology, and has been a visiting faculty member at the Amos Tuck School of Business Administration at Dartmouth College. Mr. Zupan is also a director of Constellation Brands, Inc and served from 2003 to 2005 as a director of StockerYale, Inc.

Director qualifications:

•	Finance experience—academic specialty in finance and dean of a graduate school of business administration

Continuing Class III Directors Whose Terms Expire in 2012

Name	Age	Director Since
Arunas A. Chesonis	48	2006
Richard T. Aab	62	2007
Alex Stadler	60	2008
Keith M. Wilson	44	2006

Arunas A. Chesonis has served as Chairman of the Board, President and Chief Executive Officer of PAETEC Holding since August 2006. Mr. Chesonis has served as Chairman of the Board, President and Chief Executive Officer of PAETEC Corp., of which he was the founder, since its formation in May 1998 and as Chairman of the Board, President and Chief Executive Officer of its principal operating subsidiary, PaeTec Communications, Inc., since July 1998. Mr. Chesonis was appointed as President of ACC Corp., an international telecommunications company headquartered in Rochester, New York, in February 1994 and was elected to its board of directors in October 1994. Mr. Chesonis joined ACC in May 1987 as Vice President of Operations for the U.S. business unit and was named President of ACC Long Distance Corp. in January 1989. Mr. Chesonis also served as President of ACC’s Canadian operations and Managing Director of ACC’s U.K. enterprise. Before he joined ACC, Mr. Chesonis held several positions within Rochester Telephone Corporation, now known as Frontier Communications Corporation, a subsidiary of Citizens Communications Company.

Director qualifications:

•	Leadership, industry and operational experience—current CEO of PAETEC and former senior executive positions with other telecommunications companies

Richard T. Aab has served as Vice Chairman of the Board of PAETEC Holding, a director position, since February 2007. Mr. Aab co-founded US LEC Corp. in June 1996 and served as its Chairman of the Board from June 1996 to February 2007, when US LEC completed its combination by merger with PAETEC Corp. In 1982, Mr. Aab co-founded ACC Corp. Between 1982 and 1997, he held various positions with ACC, including Chairman of the Board, Chief Executive Officer, President and director. Also during that period, he served as Chairman and director of ACC’s international subsidiaries in Canada, ACC TelEnterprises, Ltd., and the United Kingdom, ACC Long Distance UK Ltd. Mr. Aab is a member of the boards of trustees of the University of Rochester, the University of Rochester Medical Center and Rochester Institute of Technology, and is a director of several privately-held corporate businesses, including Ovation Payroll, a nationwide payroll processing company, for which he serves as Chairman. From May 2007 to May 2008, Mr. Aab served on the board of directors of Medifast, Inc.

Director qualifications:

•	Leadership, industry and operational experience—former CEO and other senior executive positions with telecommunications companies

Alex Stadler has served as a director of PAETEC Holding since June 2008. Mr. Stadler previously served on the board of directors of McLeodUSA Incorporated from January 2006 until its acquisition by PAETEC Holding on February 8, 2008. From 1999 until 2002, he served as Chief Executive Officer of Riodata NV, a data services carrier specializing in private network and Internet access and connectivity for medium-sized companies. A wholly-owned subsidiary of Riodata NV filed for bankruptcy protection under the laws of Germany during the time that Mr. Stadler served as an officer for its controlling shareholder. Before joining Riodata NV, Mr. Stadler served as Chief Operating Officer of Otelo Communications, a competitive local exchange carrier, and as Chief Executive Officer of RWE Telliance AG, a German telecommunications company. Mr. Stadler joined GTE Corporation in 1977, and from 1985 to 1996 served in a variety of senior management positions at GTE’s cellular and telephone subsidiaries and as GTE’s head of mergers and acquisitions. Since 2002, Mr. Stadler has pursued private interests. Mr. Stadler started his career as an Economist at the Reserve Bank of Rhodesia.

Director qualifications:

•	Leadership and industry experience—former CEO and other senior executive positions with technology and telecommunications companies

•	Finance experience—former economist

Keith M. Wilson has served as a director and as Executive Vice President and Chief Financial Officer of PAETEC Holding since August 2006. Mr. Wilson has served as Executive Vice President and Chief Financial Officer of PAETEC Corp. and PaeTec Communications, Inc. since January 2001 and as a director of PAETEC Corp. since March 2006. From June 1999 until January 2001, Mr. Wilson served as Vice President and head of the Telecommunications Finance Group at Union Bank of California, where he focused on sourcing and providing capital for telecommunications services companies in the wireline, wireless and data services markets. From March 1998 until May 1999, Mr. Wilson was a Vice President of Merchant Banking and head of Syndicated Finance for First Dominion Capital, based in New York. Mr. Wilson also held positions with NationsBank from September 1996 until March 1998, Bank of Boston and Fleet Bank.

Director qualifications:

•	Industry and finance experience—current CFO of PAETEC, former head of telecommunications finance group at a bank, and former senior positions with other financial institutions

Continuing Class I Directors Whose Terms Expire in 2013

Name	Age	Director Since
Shelley Diamond	57	2009
H. Russell Frisby, Jr.	60	2007
Michael C. Mac Donald	58	2007

Shelley Diamond was appointed to the PAETEC Holding board of directors on March 6, 2009. Ms. Diamond has served since December 2009 as the Global Managing Partner for Young and Rubicam, or “Y&R,” an advertising agency, where she is responsible for several large, multi-national clients. In this role, she oversees all services rendered by Y&R to these clients around the world. She is also a member of the Y&R board of directors. From July 2007 until December 2009, she served as the Managing Director of the New York office of Y&R, in which role she led the day-to-day operations of the agency, formulating and implementing strategic direction, attracting talent, expanding the office’s new media and digital capabilities, and cultivating new business from both existing and new clients. Ms. Diamond has served in various roles at Y&R since joining the firm in 1991, including Director of Client Services. Before joining Y&R, she held various positions at Ted Bates Advertising, at Grey Advertising and at Foote Cone and Belding, an advertising agency.

Director qualifications:

•	Leadership and operational experience—global managing partner for multinational clients of advertising agency and former managing director

H. Russell Frisby, Jr. has served as a director of PAETEC Holding since February 2007 and as a director of PAETEC Corp. since January 2007. Mr. Frisby is a partner in the Energy and Telecommunications Group of Stinson Morrison Hecker LLP, a law firm. Mr. Frisby’s legal practice focuses on regulatory and corporate matters affecting entities in the communications, energy and technology areas, and for over 20 years he has represented clients in a wide variety of proceedings before the FCC, state utility commissions and federal courts. Before joining Stinson Morrison Hecker, Mr. Frisby was a partner with the law firms Fleischman and Harding LLP and Kirkpatrick & Lockhart Nicholson Graham LLP. From February 1998 to March 2005, Mr. Frisby was the President, Chief Executive Officer and Acting Chief Legal Officer of the Competitive Telecommunications Association (CompTel). Before his service in that position, he served as Chairman of the Maryland Public Service Commission.

Director qualifications:

•	Leadership and industry experience—former CEO and chief legal officer of industry association and currently a law firm partner focusing on communications, energy and technology areas

Michael C. Mac Donald has served as a director of PAETEC Holding since February 2007 and as Lead Director since March 2010. Mr. Mac Donald is currently retired. He served as a director of US LEC from April 2003 to February 2007. Before his retirement on December 31, 2009, Mr. Mac Donald held various sales and marketing positions with Xerox Corporation, a provider of document management technology and services, beginning in 1977. These positions included President of Xerox Marketing Operations and, most recently prior to his retirement, Senior Vice President, Operational Effectiveness. Mr. Mac Donald is a director of Medifast, Inc. and of the Jimmy V Foundation.

Director qualifications:

•	Leadership, finance and operational experience—former senior executive sales and marketing positions with a public technology company focused on enterprise customer sales

Board of Directors and Committees of the Board

Size and Composition of Board of Directors. The size of our board of directors is determined by resolution of the board of directors, subject to requirements of PAETEC’s certificate of incorporation and bylaws described below. As of the date of this proxy statement, the board of directors had ten members. Under our certificate of incorporation and bylaws, the number of directors constituting the entire board of directors may not be fewer than four or more than 15 directors.

Classification of Board of Directors. Our certificate of incorporation provides that the PAETEC board of directors is to be divided into three classes of directors. The three classes, which are required to be as nearly equal in number as possible, are designated Class I, Class II and Class III. As a result, approximately one-third of the board of directors is elected each year. At this annual meeting of stockholders, the term of the Class II directors will expire and the Class II directors will be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Board Membership Agreement. In connection with the completion on February 8, 2008 of PAETEC’s acquisition of McLeodUSA Incorporated, or “McLeodUSA,” PAETEC entered into a board membership agreement, dated as of February 8, 2008, which it amended as of March 10, 2008, with former stockholders of McLeodUSA consisting of investment funds managed by Wayzata Investment Partners LLC, which we refer to as the “Wayzata funds,” and investment funds and entities advised by Fidelity Management & Research Company and its affiliates, which we refer to as the “Fidelity funds.” The board membership agreement provided for, among other things, the right for the Wayzata funds to designate to PAETEC one representative for appointment or nomination to the board of directors and the right for the Fidelity funds to appoint one representative to attend each meeting of PAETEC’s board of directors as a non-voting observer. In accordance with these provisions, in June 2008, the PAETEC board of directors appointed Alex Stadler to serve as the director representative of the Wayzata funds, and in October 2008, the Fidelity funds designated Richard J. Santagati to serve as an observer. Mr. Stadler subsequently was elected by the PAETEC stockholders at the 2009 annual meeting to serve as a Class III director for a term of three years. The rights of the Wayzata funds and the Fidelity funds under the board membership agreement with respect to board representation and non-voting board observer status terminated on February 8, 2010.

Director Independence. PAETEC’s board of directors has determined that the following seven of its ten directors are “independent directors” within the meaning of the NASDAQ Marketplace Rules: Shelley Diamond; H. Russell Frisby, Jr.; Tansukh V. Ganatra; Michael C. MacDonald; William R. McDermott; Alex Stadler; and Mark Zupan. In making this determination, the board of directors concluded that none of those directors had any relationships which, in the board’s opinion, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Board Committees. The board of directors maintains a standing audit committee, a standing compensation committee and a standing nominating and governance committee.

Audit Committee. The audit committee, which held seven meetings in 2010, consists of Mr. Zupan, who serves as chairman, Mr. Ganatra and Mr. Mac Donald. The board of directors has determined that each member of the audit committee is an “independent director” and otherwise eligible for audit committee service under the NASDAQ Marketplace Rules. The board of directors also has determined that Mr. Zupan is an “audit committee financial expert,” as that term is defined in the SEC’s rules, based on Mr. Zupan’s experience described above, and is “independent” of management within the meaning of the SEC’s rules.

The audit committee is responsible, among its other duties and responsibilities, for engaging, overseeing, evaluating and replacing the company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the internal audit function, reviewing the adequacy of the company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the company’s code of conduct and other policies and procedures regarding adherence with legal requirements. The audit committee’s duties and responsibilities are set forth in its charter, which is available on PAETEC’s web site at www.paetec.com.

Compensation Committee. The compensation committee, which held six meetings in 2010, consists of Mr. McDermott, who serves as chairman, Mr. Frisby and Ms. Diamond. The board of directors has determined that each member of the compensation committee is an “independent director” eligible for compensation committee service under the NASDAQ Marketplace Rules.

The compensation committee is responsible for establishing the compensation and benefits of the company’s chief executive officer and the other executive officers, monitoring compensation arrangements for executives for consistency with corporate objectives and stockholders’ interests, reviewing and establishing compensation paid to the company’s directors and administering the company’s incentive compensation plans, equity-based plans, retirement plans and other employee benefit and welfare plans. The compensation committee’s duties and responsibilities are set forth in its charter, which is available on PAETEC’s web site at www.paetec.com. Under this charter, the committee may delegate its authority to members of the committee.

In 2010, the compensation committee retained First Niagara Benefits Consulting Group, an employee benefits and compensation consulting firm, to assist the committee in the performance of its duties related to determining the form and amount of executive compensation. The consultant attended compensation committee meetings on a regular basis and provided the committee with market information and analyses with respect to establishing executive compensation practices that are in line with the company’s executive compensation philosophy and objectives. The consultant provides market information and recommendations to the committee with regard to the total compensation package for Mr. Chesonis and our other named executive officers. On an annual basis, the compensation committee will review the content and quality of the consultant’s services and determine whether to approve the continued use of the consultant. In 2010, neither the compensation committee nor the company engaged other consultants or advisers to advise it in determining the form or amount of executive compensation.

As PAETEC’s Chief Executive Officer, Mr. Chesonis is responsible for reviewing the performance of the executive officers who report to him, which included each of our other named executive officers identified in this proxy statement, and bringing individual recommendations for those officers to the committee for its review, consideration and approval.

In 2010, the compensation committee did not delegate authority to a subcommittee to perform any of its responsibilities.

Nominating and Governance Committee. The nominating and governance committee was formed in May 2010. This committee, which held three meetings in 2010, consists of Mr. Mac Donald, who serves as chairman, Ms. Diamond and Mr. Stadler. The board of directors has determined that each member of the nominating and governance committee is an “independent director” eligible for nominating and governance committee service under the NASDAQ Marketplace Rules. The nominating and governance committee is responsible for identifying individuals qualified to become members of the board of directors and recommending director candidates to the board for nomination for election at each annual meeting of PAETEC’s stockholders or for appointment to the board between annual meetings; ensuring that the audit committee, the compensation committee and the nominating and governance committee have the benefit of qualified and experienced independent directors; developing and recommending to the board of directors corporate governance policies and procedures applicable to PAETEC; and overseeing self-evaluations of the board of directors, its committees and the independent directors. The nominating and governance committee’s duties and responsibilities are set forth in its charter, which is available on PAETEC’s web site at www.paetec.com. Under this charter, the committee may delegate its authority to members of the committee.

Board Leadership Structure. Mr. Chesonis currently serves as both our Chairman of the Board and our Chief Executive Officer. In March 2010, the independent members of PAETEC’s board of directors recommended, and the board approved, the appointment of Mr. Mac Donald to serve as an independent Lead Director with broad authority and responsibility. The Lead Director’s responsibilities are to:

•	consult with the Chairman regarding the information, agenda and schedules of the meetings of the board of directors and board committees;

•	preside over all executive sessions of independent directors and report to the board of directors, as appropriate, concerning such sessions;

•	preside at meetings of the board of directors in the absence of, or upon the request of, the Chairman;

•

serve as a liaison and supplemental channel of communication between the non-employee and independent directors and the Chairman without inhibiting direct communications between the Chairman and other directors;

•	serve as an additional contact point for stockholders of PAETEC wishing to communicate with the board of directors;

•	serve as a resource to consult with the Chairman, Corporate Secretary and other board members on corporate governance practices and policies;

•	assist in the recruitment of candidates for the board of directors; and

•	advise the Chairman concerning the retention of advisers and consultants who report directly to the board of directors.

The board of directors considers this leadership structure to be suitable for PAETEC because it allows one person to lead and represent the company and the board of directors, while also providing for effective oversight by an independent board through an independent Lead Director. The board of directors believes that having Mr. Chesonis serve in the roles of Chairman and Chief Executive Officer is appropriate for PAETEC and its stockholders at this time, in view of Mr. Chesonis’s in-depth knowledge of PAETEC’s business and industry and his proven strategic vision. Having Mr. Chesonis act in these roles promotes unified leadership and direction for the board of directors and executive management and allows for a single, clear focus for the chain of command to execute PAETEC’s strategic initiatives and business plans and to address its challenges. The board of directors also believes that the strength of its independent directors and the appointment of an independent Lead Director together mitigate the risk of any potential conflicts that might result from combining the roles of Chief Executive Officer and Chairman.

Executive sessions of the independent directors are provided for in the agenda for each regularly scheduled meeting of the board of directors. As noted above, the Lead Director presides over the executive sessions and thereafter reports to the board of directors, as appropriate, concerning matters addressed in such sessions.

Board Role in Risk Oversight. PAETEC’s board of directors oversees and maintains PAETEC’s governance and compliance processes and procedures. As part of this role, the board of directors has overall responsibility for risk oversight, with a focus on the most significant risks facing the company. The board of directors discharges its risk oversight responsibilities principally through its standing committees, each of which reports its activities to the board. The risk oversight responsibilities of the board’s committees include the following:

•

Audit Committee. The audit committee is responsible for the oversight of risk policies and processes relating to the financial statements and financial reporting processes. This committee reviews PAETEC’s risk management procedures and policies and discusses with management PAETEC’s significant operating and financial risk exposures and the manner in which such exposures are managed.

•

Compensation Committee. The compensation committee is responsible for oversight of potential compensation-related risks. This committee considers, among other matters, management’s assessment of risks related to employee compensation policies and programs.

•	Nominating and Governance Committee. The nominating and governance committee monitors the risks related to PAETEC’s governance structure and process.

PAETEC’s Chief Executive Officer and other members of the company’s senior management team oversee the execution and monitoring of PAETEC’s risk management policies and procedures. The audit committee meets with our senior management team periodically to review PAETEC’s risk management practices.

Director Nominations. The nominating and governance committee is responsible for identifying, reviewing and recommending to the board of directors individuals to be proposed for nomination by the board of directors for election to the board of directors or for appointment to the board of directors. This process includes the responsibility for reviewing board candidates proposed by any stockholder. In recommending candidates for election to the board of directors, the nominating and governance committee will take into consideration such criteria for director candidates as may be established by the board from time to time.

The board of directors has adopted a director nominations policy to govern the process by which director nominees are selected. There are no prescribed minimum requirements for director candidates. The board of directors seeks director candidates with the experience, qualifications, attributes and skills described above under “Director Qualifications.” In reviewing the qualifications of potential nominees for director, the nominating and governance committee considers diversity of professional viewpoints, backgrounds and experiences. The board of directors evaluates the effectiveness of the board’s membership criteria, including the foregoing diversity criteria, in its annual self-evaluation.

The nominating and governance committee may use multiple sources for identifying director candidates, including the board’s contacts and referrals from other directors, members of management, company advisers, and executive search firms. Appropriate inquiries will be conducted into the background and qualifications of any potential new director candidates who appear upon first consideration to meet the board’s selection criteria. Depending on the result of such inquiries, the nominating and governance committee may arrange for in-person meetings with the potential candidates.

Director candidates recommended by stockholders will be considered and evaluated in the same manner as candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the nominating and governance committee will consider any written recommendations of director candidates by stockholders received by PAETEC’s Secretary no later than 120 days before the anniversary of the previous year’s annual meeting of stockholders. Recommendations must be mailed to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Attention: Secretary, and must include (1) the candidate’s name and address, (2) a statement of the candidate’s qualifications to serve on the board of directors, (3) such other information regarding the candidate as would be required to be included in a proxy statement filed in accordance with the SEC’s proxy rules if the candidate were nominated by the board of directors and (4) if applicable, a description of all arrangements or understandings between the candidate and the stockholder submitting the recommendation.

Under PAETEC’s bylaws, a stockholder wishing to nominate for election as a PAETEC director a person not named as a director nominee in the proxy statement for any meeting of stockholders must comply with specific notice requirements. To be timely, the stockholder’s notice must be delivered to the Secretary of PAETEC not later than 90 days or earlier than 120 days before the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than 120 days before such annual meeting and not later than the later of the 90th day before such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made by PAETEC. To be in proper form, a stockholder’s notice to the Secretary must set forth the following information:

•

all information relating to the proposed nominee required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, or the “Securities Exchange Act,” and such proposed nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected;

•	the name and address of such stockholder, as they appear on PAETEC’s books, and the name and address of the beneficial owner, if any, on whose behalf such nomination is made;

•	the class and number of shares of capital stock which are owned beneficially and of record by such stockholder and such beneficial owner;

•	a representation that the stockholder is a holder of record of capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

•

a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding PAETEC capital stock required to elect the nominee or (2) otherwise to solicit proxies from stockholders in support of such nomination.

The foregoing notice requirements will be deemed satisfied by a stockholder if the stockholder has notified PAETEC of the stockholder’s intention to present a nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Securities Exchange Act and such stockholder’s nomination has been included in a proxy statement that has been prepared by PAETEC to solicit proxies for such annual meeting. PAETEC may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director.

If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any stockholder director nomination that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented by a stockholder directly at next year’s annual meeting in accordance with the advance notice provisions of PAETEC’s bylaws described above.

Communications With the Board of Directors. PAETEC’s board of directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about PAETEC either to the full board of directors, to the independent directors as a group or to the independent Lead Director by mailing their communications to PAETEC at the following address: PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Attention: Secretary. The Secretary will review and forward all stockholder communications and other communications from interested parties to the intended recipient, except for those communications that are outside the scope of board matters or duplicative of other communications by the person submitting a communication.

Director Attendance at Meetings. The board of directors held 20 meetings during the 2010 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the board of directors and of each committee of the board of directors on which such director served during the period of the director’s service.

It is our policy that directors are encouraged to attend annual meetings of PAETEC’s stockholders. All of the directors then serving on our board of directors attended our annual meeting of stockholders in 2010.

Compensation of Directors

Directors who are also PAETEC officers or employees do not receive any compensation for serving on PAETEC’s board of directors or any of its committees. Mr. Chesonis and Mr. Wilson are the only directors who serve as officers and employees of PAETEC.

The following policies regarding compensation of non-employee directors applied from January 1, 2010 through June 30, 2010:

•

the audit committee chairman was entitled to annual cash fees of $80,000 and an annual grant of stock options for 12,500 shares of common stock and restricted stock units for 12,500 shares of common stock;

•

the other audit committee members were entitled to annual cash fees of $60,000 and an annual grant of stock options for 9,500 shares of common stock and restricted stock units for 9,500 shares of common stock;

•

the compensation committee chairman was entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock;

•

the other compensation committee members were entitled to annual cash fees of $55,000 and an annual grant of stock options for 8,500 shares of common stock and restricted stock units for 8,500 shares of common stock;

•

directors who do not serve on any board committees were entitled to annual cash fees of $50,000 and an annual grant of stock options for 7,500 shares of common stock and restricted stock units for 7,500 shares of common stock; and

•	the Vice Chairman was entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock.

In 2010, as discussed above, the board of directors formed a nominating and governance committee and appointed a Lead Director. Thus, effective as of July 1, 2010, the following policies apply with respect to compensation of non-employee directors:

•

the Lead Director, who also serves as the chairman of the nominating and governance committee and as a member of the audit committee, is entitled to annual cash fees of $100,000 and an annual grant of stock options for 15,000 shares of common stock and restricted stock units for 15,000 shares of common stock;

•

the nominating and governance committee non-chairman member serving solely on that committee is entitled to annual cash fees of $55,000 and an annual grant of stock options for 8,500 shares of common stock and restricted stock units for 8,500 shares of common stock;

•

the audit committee chairman is entitled to annual cash fees of $80,000 and an annual grant of stock options for 12,500 shares of common stock and restricted stock units for 12,500 shares of common stock;

•

the audit committee non-chairman member serving solely on that committee is entitled to annual cash fees of $60,000 and an annual grant of stock options for 9,500 shares of common stock and restricted stock units for 9,500 shares of common stock;

•

the compensation committee chairman is entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock;

•

the compensation committee non-chairman member serving solely on that committee is entitled to annual cash fees of $55,000 and an annual grant of stock options for 8,500 shares of common stock and restricted stock units for 8,500 shares of common stock;

•

the director serving as a member of both the compensation committee and the nominating and governance committee is entitled to annual cash fees of $60,000 and an annual grant of stock options for 9,500 shares of common stock and restricted stock units for 9,500 shares of common stock; and

•	the Vice Chairman is entitled to annual cash fees of $70,000 and an annual grant of stock options for 10,500 shares of common stock and restricted stock units for 10,500 shares of common stock.

Non-employee directors also receive an equity award in connection with their appointment to the board of directors. All cash fees are payable in four equal quarterly installments in arrears. All equity grants vest with respect to one-third of the underlying shares of common stock on each of the first, second and third anniversaries of the grant date.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their board service. In addition, Mr. Ganatra is entitled to participate in the company’s medical, dental and vision healthcare plans under which the company covers a portion of the premiums.

The table below shows the compensation paid to our non-employee directors in 2010.

2010 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Richard T. Aab (2)	70,000	41,055	28,044	—	139,099
Shelley Diamond (3)	56,250	37,455	25,575	—	119,280
H. Russell Frisby, Jr. (4)	52,500	33,235	22,703	—	108,438
Tansukh V. Ganatra (5)	60,000	37,145	25,374	10,782	133,301
Michael C. Mac Donald (6)	80,000	60,355	41,173	—	181,528
William R. McDermott (7)	70,000	41,055	28,044	—	139,099
Alex Stadler (8)	52,500	33,545	22,904	—	108,949
Mark Zupan (9)	80,000	48,875	33,386	—	162,261

(1)	Amounts shown in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock or option awards granted in 2010 calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or “ASC 718.” Assumptions used in the calculation of these amounts are set forth in Note 9 to the consolidated financial statements included in our 2010 Form 10-K.
(2)	Mr. Aab served as Vice Chairman of the Board of Directors in 2010. As of December 31, 2010, Mr. Aab held unvested restricted stock units for 21,167 shares of common stock and options to purchase 34,500 shares of common stock, of which options to purchase 13,333 shares were vested.
(3)	Shelley Diamond served as a member of the compensation committee and of the nominating and governance committee in 2010. As of December 31, 2010, Ms. Diamond held unvested restricted stock units for 12,834 shares of common stock and options to purchase 89,500 shares of common stock, of which options to purchase 20,416 shares were vested.
(4)	Mr. Frisby served as a member of the compensation committee in 2010. As of December 31, 2010, Mr. Frisby held unvested restricted stock units for 15,167 shares of common stock and options to purchase 141,892 shares of common stock, of which options to purchase 96,293 shares were vested.
(5)	Mr. Ganatra served as a member of the audit committee in 2010. As of December 31, 2010, Mr. Ganatra held unvested restricted stock units for 18,834 shares of common stock and options to purchase 30,500 shares of common stock, of which options to purchase 11,666 shares were vested. In connection with Mr. Ganatra’s participation as a director in the PAETEC medical, dental and vision healthcare plans, PAETEC incurred a cost for premiums of $10,782.
(6)	Mr. Mac Donald served as the Lead Director beginning in March 2010, and as a member of the nominating and governance committee and of the audit committee in 2010. As of December 31, 2010, Mr. Mac Donald held unvested restricted stock units for 23,000 shares of common stock and options to purchase 28,000 shares of common stock, of which options to purchase 5,000 shares were vested.
(7)	Mr. McDermott served as the chairman of the compensation committee in 2010. As of December 31, 2010, Mr. McDermott held unvested restricted stock units for 21,167 shares of common stock and options to purchase 64,932 shares of common stock, of which options to purchase 43,765 were vested.

(8)	Mr. Stadler served as a member of the nominating and governance committee in 2010. As of December 31, 2010, Mr. Stadler held unvested restricted stock units for 15,167 shares of common stock and options to purchase 176,800 shares of common stock, of which options to purchase 105,383 shares were vested.
(9)	Mr. Zupan served as the chairman of the audit committee in 2010. As of December 31, 2010, Mr. Zupan held unvested restricted stock units for 25,834 shares of common stock and options to purchase 164,225 shares of common stock, of which options to purchase 138,391 shares were vested.

The table below shows the grant date fair value of each stock option award and each restricted stock unit award granted to our non-employee directors in 2010, as computed in accordance with ASC 718.

2010 Director Equity Awards Table

	Option Awards			Stock Awards
Name	Date of Grant (1)	Stock Options Awarded (#)	Grant Date Fair Value ($)	Date of Grant	Restricted Stock Units Awarded (#)	Grant Date Fair Value ($)
Richard T. Aab	2/23/2010	10,500	28,044	2/23/2010	10,500	41,055
Shelley Diamond	2/23/2010	8,500	22,703	2/23/2010	8,500	33,235
Shelley Diamond	5/27/2010	1,000	2,873	5/27/2010	1,000	4,220
H. Russell Frisby, Jr.	2/23/2010	8,500	22,703	2/23/2010	8,500	33,235
Tansukh V. Ganatra	2/23/2010	9,500	25,374	2/23/2010	9,500	37,145
Michael C. Mac Donald	2/23/2010	9,500	25,374	2/23/2010	9,500	37,145
Michael C. Mac Donald	5/27/2010	5,500	15,799	5/27/2010	5,500	23,210
William R. McDermott	2/23/2010	10,500	28,044	2/23/2010	10,500	41,055
Alex Stadler	2/23/2010	7,500	20,032	2/23/2010	7,500	29,325
Alex Stadler	5/27/2010	1,000	2,873	5/27/2010	1,000	4,220
Mark Zupan	2/23/2010	12,500	33,386	2/23/2010	12,500	48,875

(1)	Additional awards issued on May 27, 2010 reflect awards made to directors appointed to the newly-formed nominating and governance committee and, in the case of Mr. Mac Donald, also appointed as the Lead Director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the compensation committee of PAETEC’S board of directors during 2010 is or has been an officer or employee of PAETEC or any subsidiary of PAETEC and no member of the compensation committee had any relationships requiring disclosure under the SEC’s rules regarding transactions with related persons. In addition, during 2010, no member of the compensation committee or board of directors was an executive officer of another entity on whose board of directors a PAETEC executive officer serves.

COMPENSATION COMMITTEE REPORT

The compensation committee of PAETEC’s board of directors has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with PAETEC’s management and, based on that review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into PAETEC’s annual report on Form 10-K for the fiscal year ended December 31, 2010.

By the Compensation Committee

William R. McDermott, Chairman

Shelley Diamond

H. Russell Frisby, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to provide material information about our compensation philosophy, objectives, programs and policies and to explain to our stockholders how we arrived at the levels and forms of compensation that were earned by or paid to the executive officers identified in the Summary Compensation Table under “Executive Compensation” for their service in 2010. We describe not only what we pay these “named executive officers,” but also why and how we link their compensation to our business results.

Compensation Philosophy and Objectives

Our executive compensation programs and policies are intended to promote and sustain profitable growth in the dynamic business environment in which PAETEC operates.

We seek to design and administer our executive compensation plans and programs in alignment with a number of central objectives, which are to:

•

complement and support PAETEC’s mission “to be the most customer- and employee-oriented communications provider,” and advance our corporate values, which include a caring culture, open communication, unmatched service and personalized solutions;

•	promote relative consistency and balance in the components of compensation across all levels of our employees;

•	attract and retain high-quality executives through programs that are competitive within the telecommunications industry;

•	tie a significant portion of our executives’ overall compensation to key short-term and long-term strategic, financial and operational goals;

•

align the interests of our executives with those of our stockholders through a philosophy that provides considerable opportunity for above-target performance and downside risk if performance goals are not achieved; and

•	provide compensation programs that are financially efficient, affordable and sustainable.

We believe that encouraging executives to think and act like owners aligns to a significant degree the interests of our management with the interests of our long-term stockholders.

Setting of Executive Compensation

In determining the levels and forms of compensation paid to the named executive officers for 2010, the compensation committee considered measures of company performance, measures of individual executive performance and experience, and internal equity with respect to positions within the same level (such as senior vice president or executive vice president). The committee reviewed executive compensation tally sheets for each of the named executive officers prepared by its consultant to gain a comprehensive view of the total compensation paid or payable to each executive. We discuss below under “Elements of Compensation” the compensation decisions for the named executive officers for 2010.

In evaluating and structuring PAETEC’s executive compensation program for 2010, the compensation committee also considered the competitive market for comparable executives and compensation opportunities provided by comparable companies. To assist it in these determinations, the committee engaged an outside consultant, First Niagara Benefits Consulting Group, to provide benchmark and market data for each individual element of executive compensation, as well as for total compensation levels. The consultant provided data to assist the committee in understanding how PAETEC’s executive compensation compared to the executive compensation paid by its market competitors. The committee compared PAETEC’s actual compensation paid, as well as its executive compensation elements and practices generally, with the compensation paid and executive compensation elements and practices of a selected comparison group of public companies.

During 2010, with the assistance of its consultant, the compensation committee conducted a review of the composition of the comparison group of companies it had established in the previous year when fixing executive compensation for 2009. The review of the comparison group took into account continuing consolidation and other changes within the telecommunications industry and the size and complexity of PAETEC’s operations. The committee concluded that the current mix of communications services companies and comparably-sized companies that are principally engaged in technology and non-manufacturing services was appropriate. For 2010, the following companies were included in the compensation comparison group:

3Com Corporation	Global Crossing Limited
ADC Telecommunications, Inc.	Leap Wireless International, Inc.
Arris Group, Inc.	Level 3 Communications, Inc.
Belo Corp.	Mediacom Communications Corp.
CenturyTel, Inc.	MetroPCS Communications, Inc.
Cincinnati Bell Inc.	The Dun & Bradstreet Corp.
Compuware Corporation	tw telecom inc.
Earthlink, Inc.	Windstream Corporation
Frontier Communications Corporation	XO Holdings, Inc.
Hughes Communications Inc.

The committee’s consultant provided detailed compensation data for the named executive officers in the compensation comparison group, aggregate data for the group, and information on compensation practices across the group. The committee intends to continue to review the composition of the peer group annually to ensure that it accurately reflects the overall competitive marketplace for PAETEC executive compensation.

The consultant also prepared and presented the committee with data from national survey sources, including Watson Wyatt Data Services, Mercer Human Resources, and the Economic Research Institute, using, to the extent reasonably possible, reported data from the telecommunications industry for organizations having comparable revenue and size of employee base.

The committee used the comparison group information to target specifically a desired level of each element of compensation payable to the named executive officers. We discuss these specific targets below. The committee used the general survey data to support further its benchmark for each element of executive compensation for each of our named executive officers. The committee did not consider the individual companies within the general surveys, but instead focused only on the aggregated compensation data of the survey information.

Elements of Compensation

For 2010, we provided each of the named executive officers and our other executive officers with a total compensation package that included the following three individual elements:

•	base salary;

•	the potential for an annual cash incentive payment; and

•	long-term performance-based and time-based equity incentives.

We strive to provide appropriate levels of fixed versus at-risk compensation and cash versus equity-based compensation relative to each officer’s role and responsibilities. Other than our use of the benchmarks described below, however, we do not have any formal policies regarding specified relative levels of these compensation elements.

Our named executive officers are eligible to participate in the same benefit programs we offer to all employees. These plans include medical, dental, life insurance, disability, and qualified 401(k) retirement plans, and a variety of voluntary benefit plans.

Base Salary. Base salary levels during 2010 for our named executive officers generally reflected the external market value of their respective roles and took into consideration the individual’s current performance and experience and the scope and complexity of the officer’s position within PAETEC. Executive officers do not receive automatic annual merit increases in base salary. The committee annually reviews base salary for executive officers and makes adjustments it deems to be appropriate based on market comparisons, performance and internal equity with respect to positions within the same level.

The committee believes that, for PAETEC’s executive compensation to remain competitive with the market, the desired market position for base salary generally is to achieve approximately the 50th percentile of the comparison group and general survey data. In February 2010, the committee reviewed an analysis prepared by its consultant of the competitiveness of the base salaries for the named executive officers. The committee decided to maintain base salaries at 2009 levels for service in 2010, even though the 2009 base salary levels were generally lower than the 50th percentile of the comparison group and companies represented in the general survey data. Although the committee was satisfied with Mr. Chesonis’s performance and Mr. Chesonis was satisfied with the individual performance of the other named executive officers, the committee concluded that total compensation, including annual and long-term incentives, was fair and competitive with compensation disclosed in the market data.

Annual Incentive Cash Compensation. Annual incentive compensation at PAETEC is intended to reward employees for the achievement of specific key performance objectives identified as having the potential for a positive effect on our annual business results. The committee believes that the desired market position for annual incentive compensation generally is to pay approximately the market median for the achievement of targeted results, and to pay above the market median for the achievement of results that exceed the targets.

The bonus payment for the named executive officers under our annual cash bonus plan is determined in four steps:

1.	Bonus plan funding is based on PAETEC’s achievement of performance targets for the fiscal year and is expressed as a plan funding percentage.

2.	Each named executive officer is assigned a predetermined individual bonus award target, which is expressed as a percentage of eligible base salary. The individual bonus targets for 2010 are shown below.

3.	The standard bonus percentage is calculated by multiplying the individual bonus target by the 2010 plan funding percentage.

4.	The standard bonus percentage then may be subject to a potential increase or decrease from the individual target based on the CEO’s recommendation and the committee’s assessment of the participant’s performance toward individual, departmental or company-wide goals, except that the CEO’s percentage may not be increased.

2010 Bonus Plan. The 2010 individual bonus award targets for each named executive officer, which were based on the executive’s responsibility level within PAETEC and an analysis of the comparison group and general survey data, were set as follows:

Position	Target % of Salary
Chief Executive Officer	75
Chief Financial Officer	75
President of PAETEC’s Energy Business	75
President National Sales & Service	50
Chief Information Officer	50
General Counsel & Secretary	40
Senior Vice President Human Resources	40

The funding of the bonus plan for 2010 was based on PAETEC’s operating results for fiscal 2010. Payout under the 2010 bonus plan was based on performance measured against the following metrics:

•	40% based on adjusted EBITDA;

•	40% based on revenue; and

•	20% based on customer satisfaction (net promoter score).

Adjusted EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America, or “GAAP,” and is considered a “non-GAAP financial measure” under the SEC’s rules. As defined by PAETEC for purposes of its bonus plan, adjusted EBITDA represents net (loss) income before interest, taxes, depreciation and/or amortization, non-cash compensation expense, income from discontinued operations, gain on cancellation of debt, restructuring and/or integration charges and costs, reorganization and/or recapitalization items, impairment charges, and gain on non-monetary transaction, as further adjusted to exclude the following: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225, Income Statement, and/or in management’s discussion and analysis of financial condition and results of operations appearing in PAETEC’s annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains or losses.

The revenue metric reflected the importance of a continued focus on sales in light of the increased size and complexity of our operations.

PAETEC measures customer satisfaction using the “net promoter score” survey methodology, which is commonly used in the telecommunications industry. The survey is administered by a third-party firm and measures the likelihood that the customer would recommend PAETEC as a communications provider.

The plan provided for the funding of the bonus pool on a pro-rata basis based on achievement against threshold, target and “stretch” goals for each of the plan performance metrics.

To determine funding for the 2010 bonus plan pool, the committee considered the performance targets and actual results shown below:

Plan Performance Metric	Threshold	Target	Stretch	Actual Results
Adjusted EBITDA	$265.0 million	$275.0 million	$290.0 million	$264.9 million
Revenue	$1,600.0 million	$1,620.0 million	$1,720.0 million	$1,623.8 million
Customer satisfaction	18.8	20.7	22.7	13.4

Because we did not achieve all of the threshold performance targets for 2010, Mr. Chesonis did not recommend, and the committee did not approve, the payment of an annual bonus based on 2010 performance for any of the named executive officers. In addition, the committee did not approve the payment of an annual bonus for Mr. Chesonsis. Accordingly, no amounts are shown for 2010 in the non-equity incentive plan compensation column of the 2010 Summary Compensation Table under “Executive Compensation” following this Compensation Discussion and Analysis. Although we did not pay any amounts under our 2010 bonus plan, we are obligated to make a bonus payment of $247,500 to Edward J. Butler, Jr., in connection with the termination of his employment as President of PAETEC’s Energy Business effective on November 5, 2010. For further information about this payment see “Termination and Change of Control Payments–Actual Payment Obligations to Former Named Executive Officer” under “Executive Compensation” following this Compensation Discussion and Analysis.

2011 Bonus Plan. The cash bonus plan for 2011 for the Company’s named executive officers will be based on performance measured against the following metrics: 40% based on adjusted EBITDA (defined as described above); 40% based on revenue; and 20% based on customer satisfaction (net promoter score).

The 2011 individual bonus award targets for our named executive officers are set forth below:

Position	Target % of Salary
Chief Executive Officer	75
Chief Operating Officer	75
Chief Financial Officer	75
Chief Information Officer	50
President National Sales & Service	50
General Counsel & Secretary	50

All of the performance measures for the 2011 bonus plan are stockholder-approved performance measures under our 2007 omnibus incentive plan, and, with respect to the CEO, bonus awards payable upon achievement of these performance measures are intended to satisfy the requirements under section 162(m) of the Internal Revenue Code for “qualified performance-based” compensation.

Long-Term Incentive Compensation. Long-term incentives under our 2007 omnibus incentive plan serve an important role in supporting the compensation program objectives by ensuring that a significant portion of executive compensation is tied to long-term company performance and changes in stockholder value. To support PAETEC’s long-term growth objectives, the committee believes that, for its named executive officers and other key executives, PAETEC should provide an opportunity for long-term incentive compensation generally at or above the 75th percentile of the competitive market.

In August 2007, the committee approved in principle a long-term, equity-based incentive program that would focus on achievement of PAETEC’s long-term business objectives. The committee reviewed and modified those objectives in December 2009. The current program as reviewed and endorsed by the compensation committee has the following two primary components:

•

Annual Base Equity Program. This program provides a market level long-term compensation opportunity, assists in the retention of executives and, through its performance-based features, focuses executives on critical performance results. The annual grants of time-based stock options and performance-based restricted stock units, or “RSUs,” are awarded to our executive officers, with 50% of the shares subject to the grant issuable pursuant to stock options and 50% of the shares issuable pursuant to performance-based RSUs. The stock option awards vest with respect to one-fourth of the shares on each of the first four anniversaries of the grant date. The performance-based RSU awards vest with respect to one-third of the shares on each of the first three anniversaries of the grant date contingent in each year upon our achievement of the performance objective for such year. For awards granted in 2008, 2009 and 2010, the performance objective for the base equity RSU awards is achievement of specified annual levered free cash flow objectives. Levered free cash flow is considered a “non-GAAP financial measure” under the SEC’s rules. For purposes of the base equity program awards, levered free cash flow, as defined by PAETEC, consists of adjusted EBITDA (defined as described above) less capital expenditures (purchases of property, plant and equipment) less interest.

•

Performance Accelerator Program. This program is intended to reward our executive officers and other key officers with above-market equity compensation for the achievement of performance goals considered exceptional and significant. The awards are performance-based grants of RSUs and vest with respect to one-fourth of the shares on each of the first four anniversaries of the grant date contingent upon the achievement of the specified performance goal during the first year of the award. For awards granted in 2008, 2009 and 2010, the performance goal for the performance accelerator RSU award was achievement of a specified increase in PAETEC’s stock price during the first year of the award.

2010 Grants Under Annual Base Equity Program. The compensation committee approved grants under the annual base equity program in March 2010 for each of our named executive officers other than Mr. Wilson and Mr. Butler, and in May 2010 for Mr. Butler and Mr. Wilson. Of each grant, 50% of the shares awarded are issuable pursuant to a grant of stock options and 50% of the shares awarded are issuable pursuant to a grant of performance-based RSUs. The stock option awards vest with respect to one-fourth of the shares on each of the first four anniversaries of the grant date. The performance-based RSU awards vest with respect to one-third of the shares on each of the first three anniversaries of the grant date contingent each year upon the achievement of an annual levered free cash flow objective for such year. The levered free cash flow target for 2010 was set at $38.2 million, which the company exceeded. As a result, the first third of the awards granted in 2010 vested in March 2011 or, with respect to the awards to Mr. Butler and Mr. Wilson, will vest in May 2011. The levered free cash flow targets for 2010, 2011 and 2012 were set at levels that were considered to be challenging, but reasonably likely to be achieved based on PAETEC’s recent operating trends.

Vesting of 2009 and 2008 Grants Under Annual Base Equity Program. The second tranche of the annual base equity awards granted in 2009 contained a 2010 levered free cash flow target of $44.1 million, which the company exceeded. Accordingly, this tranche vested in March 2011. The third and final tranche of the annual base equity awards granted in 2008 contained a 2010 levered free cash flow target of $59.9 million, which was not achieved. Accordingly, this tranche was cancelled in March 2011.

2010 Grants Under Performance Accelerator Program. The compensation committee also approved grants of performance-based RSUs under the performance accelerator program for 2010 in March 2010 for each of our named executive officers other than Mr. Wilson and Mr. Butler, and in May 2010 for Mr. Butler and Mr. Wilson. Vesting of the awards was conditioned upon the achievement of a 10% increase in the PAETEC stock price in the 12 months following the award. Because the target was not achieved, the awards were cancelled in March 2011 or, with respect to the awards to Mr. Butler and Mr. Wilson, will be cancelled in May 2011.

For further information about the equity grants in 2010 discussed above, see the 2010 Grants of Plan-Based Awards Table under “Executive Compensation” following this Compensation Discussion and Analysis.

Perquisites and Other Benefits. PAETEC does not offer perquisites or significant benefits to our named executive officers that are not otherwise available to all of our employees. We also do not currently provide our executive officers with pension arrangements, post-retirement health coverage, non-qualified deferred compensation arrangements, or other similar benefits.

Stock Ownership and Retention Policy

In July 2009, the committee adopted an officer stock ownership and retention policy intended to ensure a strong alignment between the interests of management and our stockholders. This policy requires that covered executives beneficially own and retain at least 50% of each equity award, on a net basis after the payment of taxes, for a period of 36 months from the vesting of each equity award granted after the implementation of the policy. This policy applies to all of our named executive officers.

Timing of Equity Awards

The grant date of equity awards for our executive officers is either the date of the compensation committee meeting at which the award determinations are made or a specified date after the compensation committee approval date. Because the compensation committee may take action to approve equity awards on or near the date that PAETEC’s annual or quarterly earnings are released, the compensation committee in these circumstances generally will provide that the second business day after the release will be the grant date to ensure that the earnings results are absorbed by the market before equity awards are granted and stock option exercise prices are established. In other circumstances, however, PAETEC could grant options or other equity awards to executive officers and other employees while material developments have not been disclosed. The compensation committee could, for example, grant awards in advance of announcing an acquisition or other corporate transaction, as a retention tool or to provide an incentive to accomplish the transaction. The exercise price of stock options issuable under our 2007 omnibus incentive plan is the closing price of our common stock as reported on the NASDAQ Global Select Market on the grant date.

Severance and Change of Control Arrangements

Severance and change of control arrangements give the company the flexibility to make changes in key executive positions, if changes are determined by the board of directors to be in our best interests. We consider these arrangements to be particularly important in situations involving a possible change of control of our company because they can help to secure the dedicated attention of executive officers whose personal positions are at risk in such situations and who may have other opportunities available to them. By establishing compensation and benefits payable under various merger and acquisition possibilities, the change of control provisions help to minimize distractions arising out of the officer’s concern over personal financial and career prospects and promote continuity of the leadership team at a time when business continuity is of paramount concern to our company.

Before 2008, we maintained a senior officer confidentiality, non-solicitation, non-competition and severance agreement with each senior officer, including our named executive officers. On February 22, 2008, we entered into new agreements with each executive officer, including each named executive officer, which more closely reflect current competitive practices relating to severance arrangements. Upon the effectiveness of the new agreements, the previous agreements between PAETEC and the executive officers were terminated. Among other provisions, the new agreements, as compared to the prior agreements, provide for reduced cash severance payments upon the termination of the executives’ employment in specified circumstances, limit the circumstances in which equity-based awards granted during the employment term will continue to vest following termination of employment, and increase the scope of the post-termination non-solicitation and non-competition covenants to which the executives are subject. These agreements also require the executive to provide us with a general release of claims against the company and our affiliates. The agreements for five of our named executive officers, Mr. Chesonis, Mr. DeRiggi, Mr. Moore, Ms. O’Connell and Ms. Zaucha, were revised on March 26, 2010 to reduce the amount of cash severance payable upon any voluntary termination of their employment by these officers. In addition, on January 1, 2011, Ms. O’Connell entered into the form of severance agreement applicable to certain executive vice presidents of PAETEC, which superseded her prior agreement applicable to certain senior vice presidents of PAETEC.

For a more detailed discussion of our severance agreements, including information regarding the amounts that would have been payable to each named executive officer if a payment triggering event had occurred on December 31, 2010, see “Termination and Change of Control Payments” under “Executive Compensation” following this Compensation Discussion and Analysis.

Compensation Deductibility

Section 162(m) of the Internal Revenue Code generally limits to $1 million per person PAETEC’s tax deduction of certain non-performance-based compensation paid in a given year to PAETEC’s principal executive officer and three most highly compensated officers (other than the principal financial officer).

The levels of non-performance-based salary, bonus and other compensation paid by PAETEC typically do not exceed the $1 million cap for our executive officers. As discussed above and as a matter of practice, with respect to the CEO, the committee intends to set performance-based goals annually under PAETEC’s various variable compensation plans and for PAETEC to deduct compensation paid under these plans and gains realized from stock options to the extent consistent with the provisions of section 162(m). The committee may conclude, however, that paying non-deductible compensation is consistent with our stockholders’ best interests for certain events.

Accounting Considerations

In structuring equity-based awards, the compensation committee considers the accounting impact under ASC 718, Compensation-Stock Compensation, of granting such awards. ASC 718 requires the measurement of the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following summary compensation table presents information about compensation that was earned by or paid to PAETEC’s Chief Executive Officer, Chief Financial Officer, each of our other three most highly compensated executive officers serving with us at December 31, 2010, and two additional individuals who served as executive officers for part of 2010. We refer to these individuals in this proxy statement as the “named executive officers.” Information is provided only for 2010 for Mario DeRiggi and Mary K. O’Connell, each of whom first became named executive officers during that year. The employment with the company of Edward J. Butler, Jr., formerly Executive Vice President and President of PAETEC’s Energy Business, terminated on November 5, 2010. The employment with the company of Laurie L. Zaucha, formerly Senior Vice President Human Resources, terminated on March 4, 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Arunas A. Chesonis	2010	500,000		—	527,712	157,115	—	—		1,184,827
Chairman, President and Chief Executive Officer	2009	500,000		—	45,335	12,743	363,750	—		921,828
	2008	500,000		—	1,294,016	72,075	—	6,900		1,872,991

Edward J. Butler, Jr.	2010	298,269	(5)	—	117,551	39,374	—	1,178,842	(6)	1,634,036
Executive Vice President and President of PAETEC’s Energy Business	2009	330,000		—	45,335	12,743	240,075	—		628,153
	2008	330,000		—	1,127,416	72,075	—	6,900		1,536,391

Keith M. Wilson	2010	330,000		—	117,551	39,374	—	—		486,925
Executive Vice President and Chief Financial Officer, Treasurer	2009	330,000		—	45,335	12,743	240,075	—		628,153
	2008	330,000		—	1,127,416	72,075	—	6,900		1,536,391

Robert D. Moore, Jr.	2010	250,000		—	211,085	62,846	—	—		523,931
Executive Vice President and Chief Information Officer	2009	230,000		—	60,856	32,711	86,562	—		410,129
	2008	230,000		—	465,041	33,635	—	6,900		735,576

Laurie L. Zaucha	2010	250,000		—	158,314	47,135	—	—		455,449
Senior Vice President Human Resources	2009	250,000		—	21,156	27,184	121,249	—		419,589
	2008	250,000		112,000	348,421	33,635	—	6,900		750,956

Mario DeRiggi.	2010	300,000		—	211,085	62,846	—	—		573,931
Executive Vice President and President, National Sales and Service

Mary K. O’Connell	2010	250,000		—	158,314	47,135	—	—		455,449
Executive Vice President, General Counsel and Secretary

(1)	Amount paid for 2008 to Ms. Zaucha represents a signing bonus upon her commencement of employment with PAETEC in November 2007.
(2)	Amounts shown in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of the awards computed in accordance with ASC 718. Assumptions used in the calculation of these amounts, including with respect to performance-based awards, are set forth in Note 9 to the consolidated financial statements included in our 2010 Form 10-K.
(3)	No Non-Equity Incentive Plan Compensation payments were earned for 2010 because the applicable performance targets for 2010 were not achieved.
(4)	The amounts shown consist of matching contributions by PAETEC pursuant to its 401(k) savings and retirement plan. For 2009 and 2010, there were no matching contributions by PAETEC.
(5)	Amount shown represents actual salary for 2010 paid to Mr. Butler, whose employment with PAETEC terminated in November 2010.
(6)	Amount includes $1,178,842 in salary and benefits continuation and payment in lieu of bonuses paid or accrued by PAETEC in connection with the termination of Mr. Butler’s employment in November 2010. For further information, see “Termination and Change of Control Payments–Actual Payment Obligations to Former Named Executive Officer” below.

Grants of Plan-Based Awards

The following table presents information with respect to the grants of plan-based awards by PAETEC to the named executive officers during 2010.

2010 Grants of Plan-Based Awards Table

Name	Grant Date	Action Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
			Threshold ($)	Target ($) (2)	Maximum ($) (2)	Threshold (#)	Target (#)		Maximum (#)
Arunas A. Chesonis	—	—	—	375,000	750,000	—	—		—	—	—		—	—
	3/26/10	3/25/10	—	—	—	—	—		—	—	50,000	(4)	4.59	157,115
	3/26/10	3/25/10	—	—	—	—	50,000	(5)	—	—	—		—	229,500
	3/26/10	3/25/10	—	—	—	—	100,000	(6)	—	—	—		—	298,212
Edward J. Butler, Jr.	—	—	—	247,500	—	—	—		—	—	—		—	—
	5/25/10	5/25/10	—	—	—	—	—		—	—	15,000	(4)	3.87	39,374
	5/25/10	5/25/10	—	—	—	—	15,000	(7)	—	—	—		—	58,050
	5/25/10	5/25/10	—	—	—	—	30,000	(8)	—	—	—		—	59,501
Keith M. Wilson	—	—	—	247,500	—	—	—		—	—	—		—	—
	5/25/10	5/25/10	—	—	—	—	—		—	—	15,000	(4)	3.87	39,374
	5/25/10	5/25/10	—	—	—	—	15,000	(7)	—	—	—		—	58,050
	5/25/10	5/25/10	—	—	—	—	30,000	(8)	—	—	—		—	59,501
Robert D. Moore, Jr.	—	—	—	125,000	—	—	—		—	—	—		—	—
	3/26/10	3/25/10	—	—	—	—	—		—	—	20,000	(4)	4.59	62,846
	3/26/10	3/25/10	—	—	—	—	20,000	(5)	—	—	—		—	91,800
	3/26/10	3/25/10	—	—	—	—	40,000	(6)	—	—	—		—	119,285
Laurie L. Zaucha	—	—	—	100,000	—	—	—		—	—	—		—	—
	3/26/10	3/25/10	—	—	—	—	—		—	—	15,000	(4)	4.59	47,135
	3/26/10	3/25/10	—	—	—	—	15,000	(5)	—	—	—		—	68,850
	3/26/10	3/25/10	—	—	—	—	30,000	(6)	—	—	—		—	89,464
Mario DeRiggi	—	—	—	150,000	—	—	—		—	—	—		—	—
	3/26/10	3/25/10	—	—	—	—	—		—	—	20,000	(4)	4.59	62,846
	3/26/10	3/25/10	—	—	—	—	20,000	(5)	—	—	—		—	91,800
	3/26/10	3/25/10	—	—	—	—	40,000	(6)	—	—	—		—	119,285
Mary K. O’Connell	—	—	—	100,000	—	—	—		—	—	—		—	—
	3/26/10	3/25/10	—	—	—	—	—		—	—	15,000	(4)	4.59	47,135
	3/26/10	3/25/10	—	—	—	—	15,000	(5)	—	—	—		—	68,850
	3/26/10	3/25/10	—	—	—	—	30,000	(6)	—	—	—		—	89,464

(1)	On March 25, 2010, the compensation committee approved grants of stock options and restricted stock units effective, subject to specified conditions, on March 26, 2010 to each of the named executive officers other than Mr. Wilson and Mr. Butler. The grants to Mr. Wilson and Mr. Butler were approved by the compensation committee on May 25, 2010.
(2)	Amounts represent potential payments to each named executive officer under our annual bonus plan for 2010 if performance targets had been achieved. The bonus plan does not provide for any minimum amounts payable or, except with respect to PAETEC’s Chief Executive Officer, maximum amounts payable. The material terms of these incentive awards are described in the Compensation Discussion and Analysis section of this proxy statement.
(3)	Represents the grant-date fair value computed in accordance with ASC 718. For a discussion of assumptions used in the 2010 valuations, see Note 9 to the consolidated financial statements included in our 2010 Form 10-K.
(4)	Reflects an award of stock options that will vest in four equal annual installments beginning on March 26, 2011.
(5)	Reflects an award of restricted stock units that will vest in three equal annual installments beginning on March 26, 2011 subject to the achievement of specified performance targets each year. The performance target for the vesting of the first installment was achieved. The material terms of these incentive awards are described in the Compensation Discussion and Analysis section of this proxy statement.
(6)	Reflects an award of restricted stock units that will vest in four equal annual installments beginning on March 26, 2011 subject to the achievement of a performance target in the first year. The performance target was not achieved and all of the awards were cancelled on March 26, 2011. The material terms of these incentive awards are described in the Compensation Discussion and Analysis section of this proxy statement.
(7)	Reflects an award of restricted stock units that will vest in three equal annual installments beginning on May 25, 2011 subject to the achievement of specified performance targets each year. The performance target for the first installment was achieved. The material terms of these incentive awards are described in the Compensation Discussion and Analysis section of this proxy statement.
(8)	Reflects an award of restricted stock units that will vest in four equal annual installments beginning on May 25, 2011 subject to the achievement of a performance target in the first year. The performance target was not achieved and all of the awards will be cancelled on May 25, 2011. The material terms of these incentive awards are described in the Compensation Discussion and Analysis section of this proxy statement.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information with respect to the outstanding equity awards at 2010 fiscal year-end for the named executive officers.

	2010 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Arunas A. Chesonis	—	—		—	—	115,000	(2)	430,100	187,500	(3)	701,250
	226,062	—		2.16	3/26/2012	—		—	—		—
	291,223	—		1.85	4/2/2013	—		—	—		—
	7,500	7,500	(4)	7.64	3/3/2018	—		—	—		—
	3,750	11,250	(5)	1.28	3/2/2019	—		—	—		—
	—	50,000	(6)	4.59	3/26/2020	—		—	—		—

Edward J. Butler, Jr.	—	—		—	—	95,000	(7)	355,300	55,000	(8)	205,700
	7,500	7,500	(4)	7.64	11/5/2015	—		—	—		—
	3,750	7,500	(9)	1.28	11/5/2015	—		—	—		—
	—	7,500	(10)	3.87	11/5/2015	—		—	—		—

Keith M. Wilson	—	—		—	—	95,000	(2)	355,300	82,500	(11)	308,550
	591,749	—		4.01	6/15/2011	—		—	—		—
	81,149	—		1.85	4/2/2013	—		—	—		—
	7,500	7,500	(4)	7.64	3/3/2018	—		—	—		—
	3,750	11,250	(5)	1.28	3/2/2019	—		—	—		—
	—	15,000	(12)	3.87	5/25/2020	—		—	—		—

Robert D. Moore, Jr.	—	—		—	—	44,500	(13)	166,430	77,500	(14)	289,850
	15,271	—		4.01	6/30/2011	—		—	—		—
	243	—		2.16	3/15/2012	—		—	—		—
	2,191	—		2.16	4/30/2012	—		—	—		—
	649	—		1.85	3/15/2013	—		—	—		—
	3,471	—		1.85	4/2/2013	—		—	—		—
	243	—		3.39	3/20/2014	—		—	—		—
	24,345	—		3.39	3/31/2014	—		—	—		—
	324	—		3.86	3/31/2015	—		—	—		—
	24,345	—		1.24	12/29/2015	—		—	—		—
	324	—		1.37	3/15/2016	—		—	—		—
	3,500	3,500	(4)	7.64	3/3/2018	—		—	—		—
	1,750	5,250	(5)	1.28	3/2/2019	—		—	—		—
	2,500	7,500	(15)	3.97	12/9/2019	—		—	—		—
	—	20,000	(6)	4.59	3/26/2020	—		—	—		—

Laurie L. Zaucha	—	—		—	—	30,000	(2)	112,200	62,500	(16)	233,750
	18,750	6,250	(17)	9.45	12/19/2017	—		—	—		—
	3,500	3,500	(4)	7.64	3/3/2018	—		—	—		—
	8,000	24,000	(5)	1.28	3/2/2019	—		—	—		—

Mario DeRiggi	—	—		—	—	50,000	(2)	187,000	85,000	(18)	317,900
	81	—		3.39	3/20/2014	—		—	—		—
	24,345	—		3.39	3/31/2014	—		—	—		—
	162	—		3.86	3/31/2015	—		—	—		—
	10,144	—		1.24	12/29/15	—		—	—		—
	5,000	5,000	(4)	7.64	3/3/2018	—		—	—		—
	2,500	7,500	(5)	1.28	3/2/2019	—		—	—		—
	—	20,000	(6)	4.59	3/26/2020	—		—	—		—

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mary K. O’Connell	—	—		—	—	23,361	(19)	87,370	61,500	(20)	230,010
	324	—		2.16	3/15/2012	—		—	—		—
	1,460	—		2.16	4/30/2012	—		—	—		—
	649	—		1.85	3/15/2013	—		—	—		—
	738	—		1.85	4/30/2013	—		—	—		—
	162	—		2.93	12/17/2013	—		—	—		—
	324	—		3.39	3/20/2014	—		—	—		—
	16,230	—		3.39	3/31/2014	—		—	—		—
	324	—		3.86	3/31/2015	—		—	—		—
	4,869	—		1.24	12/29/2015	—		—	—		—
	324	—		1.37	3/15/2016	—		—	—		—
	4.057	—		1.37	3/30/2016	—		—	—		—
	1,500	500	(21)	11.93	8/31/2017	—		—	—		—
	2,000	2,000	(4)	7.64	3/3/2018	—		—	—		—
	1,000	1,000	(22)	3.56	9/3/2018	—		—	—		—
	3,500	3,500	(23)	1.29	12/18/2018	—		—	—		—
	3,500	10,500	(5)	1.28	3/2/2019	—		—	—		—
	—	15,000	(6)	4.59	3/26/2020	—		—	—		—

(1)	Amount shown is determined by multiplying the value of PAETEC’s common stock as of December 31, 2010, which was the closing sale price of $3.74 per share as reported on the NASDAQ Global Select Market, by the number of units of stock subject to the restricted stock unit awards.
(2)	Of the awards shown, one-half vested on February 22, 2011 and one-half will vest on February 22, 2012.
(3)	Of the awards shown, restricted stock units for 5,000 shares awarded on March 3, 2008 were cancelled in March 2011 because the performance target was not achieved. Of the restricted stock units for 22,500 shares awarded on March 2, 2009, one-third vested on March 2, 2011 and the remaining two-thirds will vest in two equal annual installments beginning on March 2, 2012, as the sole performance target was achieved in the first year of the vesting period. Of the restricted stock units for 10,000 shares separately awarded on March 2, 2009, one-half vested on March 2, 2011 and one-half will vest on March 2, 2012 subject to the achievement of a performance target. Of the restricted stock units for 50,000 shares awarded on March 26, 2010, one-third vested on March 26, 2011 and the remaining two-thirds will vest in two equal annual installments beginning on March 26, 2012 subject to the achievement of a performance target in each year of the vesting period. The restricted stock units for 100,000 shares separately awarded on March 26, 2010 were cancelled in March 2011 because the performance target was not achieved.
(4)	Of the awards shown, one-half vested on March 3, 2011 and one-half will vest on March 3, 2012.
(5)	Of the awards shown, one-third vested on March 2, 2011 and the remaining two-thirds will vest in two equal annual installments on March 2, 2012 and March 2, 2013.
(6)	Of the awards shown, one-fourth vested on March 26, 2011 and the remaining three-fourths will vest in three equal annual installments on March 26, 2012, March 26, 2013, and March 26, 2014.
(7)	Of the awards shown, one-half vested on February 22, 2011 and one-half will vest on February 22, 2012 subject to compliance with certain conditions in Mr. Butler’s severance agreement.
(8)	Of the awards shown, restricted stock units for 5,000 shares awarded on March 3, 2008 were subject to a performance target that was not achieved and were cancelled in March 2011. Of the restricted stock units for 15,000 shares awarded on March 2, 2009, one-half vested on March 2, 2011 and one-half will vest on March 2, 2012, as the performance target was achieved in the first year of the vesting period, subject to compliance with certain conditions in Mr. Butler’s severance agreement. Of the restricted stock units for 10,000 shares awarded on March 2, 2009, one-half vested on March 2, 2011 and one-half will vest on March 2, 2012 subject to the achievement of a performance target and subject to compliance with certain conditions in Mr. Butler’s severance agreement. The restricted stock units for 10,000 shares awarded on May 25, 2010 will vest in two equal annual installments beginning on the first anniversary of the grant date subject to the achievement of a performance target in each year of the vesting period and subject to compliance with certain conditions in Mr. Butler’s severance agreement. The performance target for the first installment was achieved, and 5,000 shares of this award will vest in May 2011. The restricted stock units for 15,000 shares separately awarded on May 25, 2010 will be cancelled in May 2011 because the performance target was not achieved.

(9)	Of the awards shown, one-half vested on March 2, 2011 and one-half will vest on March 2, 2012 subject to compliance with certain conditions in Mr. Butler’s severance agreement.
(10)	The awards shown will vest in two equal annual installments on May 25, 2011 and May 25, 2012 subject to compliance with certain conditions in Mr. Butler’s severance agreement.
(11)	Of the awards shown, restricted stock units for 5,000 shares awarded on March 3, 2008 were cancelled in March 2011 because the performance target was not achieved. Of the restricted stock units for 22,500 shares awarded on March 2, 2009, one-third vested on March 2, 2011, as the sole performance target was achieved in the first year of the vesting period, and the remaining two-thirds will vest in two equal annual installments beginning on March 2, 2012. Of the restricted stock units for 10,000 shares separately awarded on March 2, 2009, one-half vested on March 2, 2011, as the performance target for that installment was achieved, and one-half will vest on March 2, 2012 subject to the achievement of the remaining performance target. Of the restricted stock units for 15,000 shares awarded on May 25, 2010, one-third will vest on May 25, 2011, as the performance target for that installment was achieved, and the remaining two-thirds will vest in two equal annual installments beginning on May 25, 2012 subject to the achievement of a performance target in each year of the vesting period. The restricted stock units for 30,000 shares separately awarded on May 25, 2010 will be cancelled in May 2011 because the performance target was not achieved.
(12)	The awards shown will vest in four equal annual installments beginning on May 25, 2011.
(13)	Of the restricted stock units for 37,000 shares awarded on February 22, 2008, one-half vested on February 22, 2011 and one-half will vest on February 22, 2012. The restricted stock units for 7,500 shares awarded on December 9, 2009 will vest in three equal annual installments beginning on December 9, 2011.
(14)	Of the awards shown, restricted stock units for 2,333 shares awarded on March 3, 2008 were cancelled in March 2011 because the performance target was not achieved. Of the restricted stock units for 10,500 shares awarded on March 2, 2009, one-third vested on March 2, 2011, as the sole performance target was satisfied in the first year of the vesting period, and the remaining two-thirds will vest in two equal annual installments beginning on March 2, 2012. Of the restricted stock units for 4,667 shares separately awarded on March 2, 2009, one-half vested on March 2, 2011, as the performance target for that installment was achieved, and one-half will vest on March 2, 2012 subject to the achievement of the remaining performance target. Of the restricted stock units for 20,000 shares awarded on March 26, 2010, one-third vested on March 26, 2011, as the performance target for that installment was achieved, and the remaining two-thirds will vest in two equal annual installments beginning on March 26, 2012 subject to the achievement of a performance target in each year of the vesting period. The restricted stock units for 40,000 shares separately awarded on March 26, 2010 were cancelled in March 2011 because the performance target was not achieved.
(15)	The awards shown will vest in three equal annual installments beginning on December 9, 2011.
(16)	Of the awards shown, restricted stock units for 2,333 shares awarded on March 3, 2008 were cancelled in March 2011 because the performance target was not achieved. Of the restricted stock units for 10,500 shares awarded on March 2, 2009, one-third vested on March 2, 2011, as the sole performance target was achieved in the first year of the vesting period, and the remaining two-thirds will vest in two equal annual installments beginning on March 2, 2012. Of the restricted stock units for 4,667 shares separately awarded on March 2, 2009, one-half vested on March 2, 2011, as the performance target for that installment was achieved, and one-half will vest on March 2, 2012 subject to the achievement of the remaining performance target. Of the restricted stock units for 15,000 shares awarded on March 26, 2010, one-third vested on March 26, 2011, as the performance target for that installment was achieved, and the remaining two-thirds will vest in two equal annual installments beginning on March 26, 2012, subject to the achievement of a performance target in each year of the vesting period. The restricted stock units for 30,000 shares separately awarded on March 26, 2010 were cancelled in March 2011 because the performance target was not achieved.
(17)	The awards shown will vest on December 19, 2011.
(18)	Of the awards shown, restricted stock units for 3,333 shares awarded on March 3, 2008 were cancelled in March 2011 because the performance target was not achieved. Of the restricted stock units for 15,000 shares awarded on March 2, 2009, one-third vested on March 2, 2011, as the sole performance target was achieved in the first year of the vesting period, and the remaining two-thirds will vest in two equal annual installments beginning on March 2, 2012. Of the restricted stock units for 6,667 shares separately awarded on March 2, 2009, one-half vested on March 2, 2011, as the performance target for that installment was achieved, and one-half will vest on March 2, 2012 subject to the achievement of the remaining performance target. Of the restricted stock units for 20,000 shares awarded on March 26, 2010, one-third vested on March 26, 2011, as the performance target for that installment was achieved, and the remaining two-thirds will vest in two equal annual installments beginning on March 26, 2012 subject to the achievement of a performance target in each year of the vesting period. The restricted stock units for 40,000 shares separately awarded on March 26, 2010 were cancelled in March 2011 because the performance target was not achieved.
(19)	Of the awards shown, restricted stock units for 11,361 shares awarded on February 27, 2007 vested on February 27, 2011. The restricted stock units for 500 shares awarded on August 31, 2007 will vest on August 31, 2011. Of the restricted stock units for 8,000 shares awarded on February 22, 2008, one-half vested on February 22, 2011 and one-half will vest on February 22, 2012. The restricted stock units for 3,500 shares awarded on December 18, 2008 will vest in two equal annual installments beginning on December 18, 2011.
(20)

Of the awards shown, restricted stock units for 1,333 shares awarded on March 3, 2008 were cancelled in March 2011 because the performance target was not achieved. Of the restricted stock units for 10,500 shares awarded on March 2, 2009, one-third vested on March 2, 2011, as the sole performance target was achieved in the first year of the vesting period, and the remaining two-thirds will vest in two equal annual installments beginning on March 2, 2012. Of the restricted stock units for 4,667 shares separately awarded on March 2, 2009, one-half vested on March 2, 2011, as the performance target for that installment was achieved, and one-half will vest on March 2, 2012 subject to the achievement of the remaining performance target. Of the restricted stock units for 15,000 shares awarded on March 26, 2010, one-third vested on March 26, 2011, as the performance target for that installment was achieved, and the remaining two-thirds will vest in two equal annual installments beginning on March 26, 2012 subject to the achievement of a performance target in each year of the vesting period. The restricted stock units for 30,000 shares separately awarded on March 26, 2010 were cancelled in March 2011 because the performance target was not achieved.

(21)	The awards shown will vest on August 31, 2011.
(22)	The awards shown will vest in two equal annual installments beginning on September 3, 2011.
(23)	The awards shown will vest in two equal annual installments beginning on December 18, 2011.

Option Exercises and Stock Vested

The following table presents information with respect to the options exercised and stock awards vested during 2010 for the named executive officers.

2010 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (3)
Arunas A. Chesonis	—	—	25,000	105,950
Edward J. Butler, Jr.	83,680	252,593	235,990	852,855
Keith M. Wilson	—	—	203,530	737,946
Robert D. Moore, Jr.	—	—	36,888	139,726
Laurie L. Zaucha	8,000	29,760	8,166	35,581
Mario DeRiggi	—	—	53,995	202,775
Mary K. O’Connell	—	—	11,416	48,261

(1)	Amounts shown have not been adjusted to reflect shares sold to cover the exercise cost of the aggregate stock options exercised or the withholding of shares in payment of withholding taxes associated with stock option exercises or the vesting of restricted stock units.
(2)	Dollar amounts shown are determined by multiplying (a) the number of shares of common stock subject to the options exercised by (b) the difference between the closing price of the common stock on the NASDAQ Global Select Market on the exercise date and the exercise price of the stock option.
(3)	Dollar amounts shown are determined by multiplying (a) the number of shares of common stock subject to restricted stock units awards that vested by (b) the closing price of the common stock on the NASDAQ Global Select Market on the vesting date.

Termination and Change of Control Payments

Each of our named executive officers is entitled to receive payments from PAETEC under special circumstances. Generally, we will be obligated to make these payments upon a termination of the officer’s employment or upon a change of control of our company.

The circumstances that would trigger these payments and the estimated amounts of the payments are set forth below. In accordance with the SEC’s rules, the quantitative disclosures in this section assume that the triggering event took place on December 31, 2010, although no named executive officer’s employment terminated on December 31, 2010 and no change of control of our company occurred on that date. If a triggering event were to occur in the future, actual payments could be different from the payments presented below. The employment with the company of Mr. Butler, formerly Executive Vice President and President of PAETEC’s Energy Business, terminated on November 5, 2010. For further information about the actual payments Mr. Butler is entitled to receive in connection with his termination, see “Actual Payment Obligations to Former Named Executive Officer” below. We have omitted any discussion of potential payments to Mr. Butler based on the assumed occurrence of a triggering event on December 31, 2010 because his actual termination occurred before such date.

The market value of the restricted stock unit awards we show below is determined by multiplying the closing price of our common stock as reported on the NASDAQ Global Select Market on December 31, 2010, or $3.74 per share, by the number of shares of common stock subject to the awards. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the common stock subject to restricted stock units. The market value of the stock option awards we show below is based on the difference between the value of PAETEC common stock on December 31, 2010 of $3.74 per share and the exercise price of each of the unvested options.

The amounts shown in the tables below exclude, to the extent permitted under the SEC’s rules, obligations due from us to the named executive officer following a triggering event for:

•	any earned and vested but unpaid salary, annual incentive compensation and long-term incentive compensation through the date of termination;

•	vested benefits under the employee 401(k) plan and all other benefit plans applicable to all of our employees in accordance with their terms and conditions;

•	accrued vacation pay;

•	reimbursement of reasonable business expenses incurred and unpaid before the date of termination; and

•	any other compensation or benefits to which the named executive officer may be entitled under and in accordance with our generally applicable non-discriminatory plans or employee benefit programs.

Severance Agreements. We are required to provide some termination and change of control payments to each named executive officer under the officer’s executive confidentiality, non-solicitation, non-competition and severance agreement with us entered into on February 22, 2008. The agreements for five of our named executive officers, Mr. Chesonis, Mr. Moore, Mr. DeRiggi, Ms. O’Connell, and Ms. Zaucha, were revised on March 26, 2010 to reduce the amount of cash severance payable upon any voluntary termination of their employment by those officers. In addition, on January 1, 2011, Ms. O’Connell entered into the form of severance agreement applicable to certain executive vice presidents of PAETEC, which superseded her prior agreement applicable to certain senior vice presidents of PAETEC. The discussion below assumes that the terms of Ms. O’Connell’s current agreement were in effect as of December 31, 2010.

Non-Solicitation and Non-Competition Covenants. Each severance agreement conditions the payments and other benefits described below on continued compliance by the named executive officer with two-year non-solicitation and non-competition covenants, except in the case of Ms. Zaucha, whose severance agreement contains one-year non-solicitation and non-competition covenants. The covenants provide that, for two years (or one year in the case of Ms. Zaucha) after the termination of such officer’s employment for any reason, the officer will not:

•	solicit, recruit or hire any of the employees or sales agents of PAETEC or any of its subsidiaries;

•

serve as an officer, director, employee, 1% or greater stockholder, consultant, contractor, partner, joint venturer, agent, manager or other representative of any enterprise that is competitive with PAETEC’s business or any of its subsidiaries in any geographical area in which the companies are then conducting operations, or that would divert business from PAETEC or any subsidiary in any such geographical area; or

•

take any action to influence PAETEC’s customers, prospective customers, vendors or suppliers or any of its subsidiaries to divert their business to a competitive enterprise, or solicit or accept business from any customer or prospective customer of PAETEC or any subsidiary on behalf of any competitive enterprise.

If an applicable final judgment is obtained that a named executive officer violated the terms of these covenants, we may, in addition to all other available remedies, discontinue the provision of the payments and benefits described below, including continued vesting of the applicable equity awards.

Severance Payments and Benefits Before Change of Control. If a named executive officer complies with the foregoing non-solicitation and non-competition covenants, the executive will be entitled to receive payment of the following amounts and benefits following termination of the executive’s employment for any reason other than death, disability or, in specified circumstances, “cause,” as described below:

•

salary continuation during the applicable covenant period in an amount equal to the highest annualized base salary paid to the named executive officer at any time during the one-year period before the executive’s employment was terminated, except that if the employment of Mr. Chesonis, Mr. Wilson or Ms. Zaucha is terminated by PAETEC without cause or by such named executive officer for “good reason,” as described below, within one year following the consummation of a “change of control transaction,” as described below, the executive will be entitled to receive an amount equal to 1.5 times such base salary; and

•

payment of elected COBRA premiums for medical and dental plan benefits during the covenant period, as well as the premiums for company-provided life insurance that the named executive officer elects to continue after the executive’s employment terminates.

The named executive officers also may be entitled to an additional severance payment related to the annual bonus payment as follows:

•

if the employment of Mr. Chesonis, Mr. Moore, Mr. DeRiggi, Ms. O’Connell or Ms. Zaucha is terminated by such named executive officer for “good reason” or by PAETEC without “cause,” such named executive officer also will be entitled to an additional severance payment for each annual bonus period ending during the applicable covenant period equal to the lesser of (1) the “target” bonus amount which the named executive officer would have been eligible to receive under PAETEC’s annual bonus plan if the executive had been employed during the entire bonus year and the particular bonus target had been fully achieved at the “target” level (as opposed to the maximum level), or (2) if the amount achieved is less than the target level, the amount that is achieved (and in the event that no bonus is achieved, no amount will be paid), except that, if such named executive officer’s employment is terminated by PAETEC without cause or by such named executive officer for good reason within one year following the consummation of a change of control transaction, then the foregoing clause (2) will not apply and the target level bonus will be paid; and

•

if the employment of Mr. Wilson is terminated for any reason other than death, disability or, in specified circumstances, cause, Mr. Wilson also will be entitled to an additional severance payment for each annual bonus period ending during the applicable covenant period equal to the target bonus amount which Mr. Wilson would have been eligible to receive under PAETEC’s annual bonus plan if he had been employed during the entire bonus year.

If the named executive officer’s employment is terminated for cause and PAETEC elects to waive the named executive officer’s compliance with the non-solicitation and non-competition covenants, the executive will not be entitled to receive any of the foregoing severance payments and benefits.

As defined in the severance agreements, “cause” means the termination of the executive’s employment as a result of any of the following events:

•

the named executive officer’s material failure or refusal to perform the duties assigned to the executive, so long as the duties are not materially inconsistent with those of other individuals reporting directly to the officer of PAETEC to whom the named executive officer directly reports (or to the board of directors, in the case of the chief executive officer);

•

the named executive officer’s refusal to follow the reasonable directives of the board of directors, the chief executive officer or the other officer to whom the named executive officer directly reports, as applicable, so long as the directives are not materially inconsistent with those applicable to other individuals reporting directly to the officer of the company to whom the named executive officer directly reports (or to the board of directors, in the case of the chief executive officer); or

•	the named executive officer’s conviction of a felony.

Subject to specified conditions, a named executive officer will be deemed to have terminated the officer’s employment for “good reason” as the result of any of the following events:

•	any action by PAETEC to reduce the responsibilities, duties or position of the executive to a materially lesser status or degree;

•	any action by PAETEC to reduce the executive’s base salary by a material amount;

•	any action by PAETEC to reduce the executive’s target annual bonus opportunity, expressed as a percentage of the executive’s annual base salary, by a material amount; or

•	a requirement by PAETEC that the executive be based anywhere other than within 50 miles of the executive’s current location without the executive’s consent.

Assuming a December 31, 2010 employment termination event unrelated to a change of control by PAETEC without cause or by the named executive officer for good reason, the aggregate payments over the two-year covenant period (or one-year covenant period in the case of Ms. Zaucha) are estimated to be as follows:

Name	Salary Due ($)	Bonus Due ($) (1)	Benefits and Health Programs ($) (2)	Total Due ($)
Arunas A. Chesonis	1,000,000	750,000	23,842	1,773,842
Keith M. Wilson	660,000	495,000	23,842	1,178,842
Robert D. Moore, Jr.	500,000	250,000	23,842	773,842
Laurie L. Zaucha	250,000	100,000	8,835	358,835
Mario DeRiggi	600,000	300,000	23,842	923,842
Mary K. O’Connell	500,000	250,000	13,327	763,327

(1)	Assumes named executive officer is entitled to receive the target amount payable to the executive under the annual cash bonus plan. The bonus as shown above would not be payable if the employment of Mr. Chesonis, Mr. Moore, Mr. DeRiggi, Ms. O’Connell or Ms. Zaucha is not terminated by such officer for good reason or by PAETEC without cause.
(2)	Assumes continuation for the covenant period of elected COBRA premiums for a family health insurance contract and premium payments based on continued life insurance for two years in the amount of base salary at the date of termination (or one year in the case of Ms. Zaucha).

Severance Payments and Benefits After Change of Control. If the employment of Mr. Chesonis, Mr. Wilson, or Ms. Zaucha is terminated by PAETEC without cause or such executive officer terminates employment for good reason within one year following a “change of control transaction” involving our company, PAETEC will be obligated to make payments to such named executive officer for each of the two years after termination of such executive’s employment (or one year in the case of Ms. Zaucha) in an amount equal to 1.5 times the highest annualized base salary paid to such executive at any time during the one-year period immediately preceding the employment termination date. If the employment of Mr. Moore, Mr. DeRiggi or Ms. O’Connell is terminated by PAETEC without cause or such executive officer terminates employment for good reason within one year following a change of control transaction involving our company, PAETEC will be obligated to make payments to such named executive officer for each of the two years after termination of the executive’s employment in an amount equal to the highest annualized base salary paid to such executive at any time during the one-year period immediately preceding the employment termination date.

Each severance agreement defines “change of control transaction” generally to include each of the following transactions:

•	the dissolution or liquidation of PAETEC;

•

a merger or similar transaction involving PAETEC in which it is not the surviving entity or which results in PAETEC becoming a wholly-owned subsidiary of another entity, unless the stockholders of PAETEC immediately before the transaction collectively beneficially own more than 50% of the voting power of the company’s successor;

•	a sale of all or substantially all of PAETEC’s assets;

•

any other transaction that results in any person, other than Mr. Chesonis and his controlled affiliates, beneficially owning immediately after the transaction more than 50% of the voting power of PAETEC or a successor entity; and

•

any event as a result of which the members of the PAETEC board of directors as of February 22, 2008, and any members subsequently appointed or nominated by a majority of the incumbent directors, cease to constitute a majority of the directors of PAETEC before the transaction or a majority of the directors of the entity whose voting securities are issued to PAETEC’s stockholders in the transaction.

Assuming a December 31, 2010 termination event as described above, following a change of control transaction, the aggregate payments over the two-year covenant period to Messrs. Chesonis, Wilson, Moore and DeRiggi and Ms. O’Connell, and over the one-year covenant period to Ms. Zaucha, are estimated to be as follows:

Name	Salary Due ($)	Bonus Due ($) (1)	Benefits and Health Programs ($) (2)	Total Due ($)
Arunas A. Chesonis	1,500,000	750,000	23,842	2,273,842
Keith M. Wilson	990,000	495,000	23,842	1,508,842
Robert D. Moore, Jr.	500,000	250,000	23,842	773,842
Laurie L. Zaucha	375,000	100,000	8,835	483,835
Mario DeRiggi	600,000	300,000	23,842	923,842
Mary K. O’Connell	500,000	250,000	13,327	763,327

(1)	Assumes the named executive officer is entitled to receive the target amount payable to the executive under the annual cash bonus plan.
(2)	Assumes continuation for the covenant period of elected COBRA premiums for a family health insurance contract and premium payments based on continued life insurance for two years in the amount of base salary at the date of termination (or one year in the case of Ms. Zaucha).

Terms of All Payments. The salary continuation payments will be made in installments during the covenant period in accordance with PAETEC’s customary payroll practices, while the payments equal to the annual bonus amounts will be made in accordance with PAETEC’s annual bonus payout practices.

PAETEC may elect to discontinue the payments and provision of other severance benefits described above if:

•	it determines in good faith that the executive has violated the terms of any of the foregoing non-solicitation and non-competition covenants; or

•	a court determines in an action initiated by the executive that any of the foregoing covenants is void or unenforceable.

Continued and Accelerated Vesting of Equity-Based Awards Made After February 21, 2008. Each severance agreement provides that equity-based awards made to the named executive officer on or after February 22, 2008 will include provisions to the following effect:

•	the awards will continue to vest over the covenant period after the termination of the executive’s employment by PAETEC without cause or by the executive for good reason;

•

immediately before the consummation of a change of control transaction, all restricted stock, restricted stock unit and similar awards will vest and the shares subject to the awards will be delivered to the executive; and

•

15 days before the scheduled consummation of a change of control transaction, all stock options, stock appreciation rights and similar awards will become exercisable and will remain exercisable until the transaction is consummated.

Continued and Accelerated Vesting of Equity Awards Outstanding as of December 31, 2010. As of December 31, 2010, the named executive officers had, as specified below, unvested restricted stock units and unvested stock options that were entitled to continued vesting or accelerated vesting upon specified events of change of control or upon the termination of the named executive officer’s employment in some circumstances under provisions of the severance agreements described above and of the incentive plans and award agreements under which the awards were granted.

The senior officer confidentiality, non-solicitation, non-competition and severance agreements that were in effect between PAETEC and each named executive officer before February 22, 2008, which we refer to as the “prior severance agreements,” provided that unvested stock options and restricted stock units would continue to vest after the termination of employment under specified circumstances during the non-solicitation and non-competition covenant periods under those agreements. The new severance agreements entered into after such time generally preserve the terms and conditions of vesting of awards outstanding at the time the severance agreements were entered into, except that continued vesting is now subject to compliance with the non-solicitation and non-competition covenants contained in such agreements.

Our named executive officers hold unvested equity awards granted under the PAETEC Holding Corp. 2007 Omnibus Incentive Plan, which we refer to as the “2007 omnibus incentive plan.” As described in more detail below, the 2007 omnibus incentive plan and the award agreements under the 2007 omnibus incentive plan provide for accelerated vesting of unvested options and restricted stock units in some circumstances, and continued vesting of the awards after termination of employment in other circumstances, subject to compliance with the non-solicitation and non-competition covenants contained in the severance agreements.

We describe below the effects which the various triggering events would have had on the vesting of these outstanding awards held by our named executive officers if the events had occurred as of December 31, 2010.

Stock Options. As of December 31, 2010, each of the named executive officers holds unvested stock options awarded under the 2007 omnibus incentive plan. These stock option awards are subject to the terms of the executive’s severance agreements. For further information about these stock options, see the 2010 Outstanding Equity Awards at Fiscal Year-End Table above. Under the terms of the applicable option award agreements, these stock options will continue to vest following termination of the executive’s employment by PAETEC without cause or by the executive for good reason, as defined in the severance agreements, during the two-year covenant period under the severance agreements for Messrs. Chesonis, Wilson, Moore and DeRiggi and Ms. O’Connell, and during the one-year covenant period under the severance agreement for Ms. Zaucha. PAETEC may discontinue vesting if it obtains a qualified judicial determination that the covenants were violated. The award agreements also provide that 15 days before the scheduled consummation of a change of control transaction, as defined in the severance agreements, all stock options will become exercisable and will remain exercisable until the transaction is consummated.

In the event of the named executive officer’s death or disability, no acceleration of vesting or continued vesting will apply to stock options granted to the executive under the 2007 omnibus incentive plan.

Assuming the occurrence on December 31, 2010 of a covered termination of the named executive officers or a covered change of control, the number and value of stock options that would have been entitled to continued or accelerated vesting under the 2007 omnibus incentive plan are set forth below. The value of the stock options is calculated based on the difference between the value of PAETEC common stock on December 31, 2010 of $3.74 per share, which was the closing sale price of the common stock on that date as reported on the NASDAQ Global Select Market, and the exercise price of each of the unvested options that would be subject to continued or accelerated vesting. The actual value on the vesting date of the stock options subject to continued vesting will depend on the value of PAETEC’s common stock on that date.

	Termination Without Cause or For Good Reason		Change of Control
	Continued Vesting		Accelerated Vesting
Name	Number of Stock Options (#)	Value of Stock Options ($)	Number of Stock Options (#)	Value of Stock Options ($)
Arunas A. Chesonis	40,000	18,450	68,750	27,675
Keith M. Wilson	22,500	18,450	33,750	27,675
Robert D. Moore, Jr.	22,000	8,610	36,250	12,915
Laurie L. Zaucha	19,750	19,680	48,750	59,040
Mario DeRiggi	20,000	12,300	32,500	18,450
Mary K. O’Connell	21,500	25,975	32,500	34,585

Restricted Stock Units. As of December 31, 2010, all of the named executive officers held unvested restricted stock units awarded under the 2007 omnibus incentive plan. The restricted stock units are subject to the terms of the executive’s severance agreements. For additional information about these restricted stock units, see the 2010 Outstanding Equity Awards at Fiscal Year-End Table above. Under the terms of the applicable option award agreements, these restricted stock units will continue to vest following termination of employment by PAETEC without cause or by the executive for good reason, as defined in the severance agreements, during the two-year covenant period under the severance agreements for Messrs. Chesonis, Wilson, Moore and DeRiggi and Ms. O’Connell, and over the one-year covenant period under the severance agreement for Ms. Zaucha. PAETEC may discontinue vesting if it obtains a qualified judicial determination that the covenants were violated. The award agreements also provide that all restricted stock units will vest immediately before the consummation of a change of control transaction, as defined in the severance agreements, as well as upon the executive’s death or disability.

Assuming the occurrence on December 31, 2010 of a covered termination of the named executive officers, a change of control, or any other triggering event as described above, the number and value of restricted stock units that would have been entitled to continued or accelerated vesting for each named executive officer under the 2007 omnibus incentive plan are as set forth below. The value of the restricted stock units is calculated based on the value of PAETEC common stock on December 31, 2010 of $3.74 per share, which was the closing sale price of the common stock on that date as reported on the NASDAQ Global Select Market. The actual value on the vesting date of the restricted stock units subject to continued vesting will depend on the value of PAETEC’s common stock on that date.

	Termination Without Cause or For Good Reason		Change of Control/ Death or Disability
Name	Continued Vesting		Accelerated Vesting
	Number of RSUs (#)	Value of RSUs ($)	Number of RSUs (#)	Value of RSUs ($)
Arunas A. Chesonis	228,333	853,965	302,500	1,131,350
Keith M. Wilson	150,000	561,000	177,500	663,850
Robert D. Moore, Jr.	89,334	334,109	122,001	456,284
Laurie L. Zaucha	35,667	133,395	92,501	345,954
Mario DeRiggi	103,334	386,469	135,001	504,904
Mary K. O’Connell	61,362	229,494	84,862	317,384

Actual Payment Obligations to Former Named Executive Officer. Effective on November 5, 2010, Mr. Butler’s employment as Executive Vice President and President of PAETEC’s Energy Business was terminated. As a result of his termination, Mr. Butler is entitled to receive the termination payments described below pursuant to his severance agreement.

Mr. Butler is entitled to receive, during each of the two years following his termination, an amount equal to his highest annualized base salary paid to him at any time during the one-year period preceding his resignation. This amount is payable in accordance with the company’s normal payroll practices beginning in May 2011. Mr. Butler also is entitled to receive in May 2011 and March 2012 payments in an amount approximately equal to the “target” bonus opportunity for each of 2010 and 2011, respectively, that he would have been eligible to receive under PAETEC’s annual bonus plan and his severance agreement. Mr. Butler is also entitled to receive benefits continuation coverage as described in his severance agreement, including elected COBRA premiums for a family health insurance contract and premium payments based on continued life insurance for two years in the amount of Mr. Butler’s base salary at the date of termination. Payment of these amounts and benefits is conditioned upon continued compliance with the non-solicitation and non-competition covenants in Mr. Butler’s severance agreement.

Under the terms of equity-based award agreements between Mr. Butler and the company, Mr. Butler is entitled to the continued vesting of options to purchase 22,500 shares of PAETEC common stock and of restricted stock units for 150,000 shares of PAETEC common stock. The continued vesting also is conditioned upon continued compliance with the non-solicitation and non-competition covenants in Mr. Butler’s severance agreement.

The following table sets forth the payments Mr. Butler is entitled to receive in connection with the termination of his employment:

Payments Upon Termination	Value ($)
Cash Compensation and Benefits:
Salary continuation under severance agreement	660,000
Payment in lieu of bonuses	495,000
Benefits continuation	23,842
Long-Term Incentives:
Stock options	24,375	(1)
Restricted stock units	630,000	(2)

(1)	The value of the stock options is calculated based on the difference between the value of PAETEC’s common stock on November 5, 2010, the effective date of Mr. Butler’s termination, of $4.20 per share, which was the closing sale price of the common stock on that date as reported on the NASDAQ Global Select Market, and the exercise price of each unvested option that is subject to continued vesting. The actual value on the vesting date of the stock options subject to continued vesting will depend on the value of PAETEC’s common stock on that date.
(2)	The value of the restricted stock units is calculated based on the value of PAETEC’s common stock on November 5, 2010, the effective date of Mr. Butler’s termination, of $4.20 per share, which was the closing sale price of the common stock on that date as reported on the NASDAQ Global Select Market. The actual value on the vesting date of the restricted stock units subject to continued vesting will depend on the value of PAETEC’s common stock on that date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Appointment of

Independent Registered Public Accounting Firm

(Proposal 2)

As Proposal 2 for the annual meeting, stockholders of PAETEC are asked to consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP, or “Deloitte & Touche,” as PAETEC’s independent registered public accounting firm for fiscal year 2011. Deloitte & Touche served as PAETEC’s independent registered public accounting firm for fiscal year 2010 and has been reappointed as the independent registered public accounting firm for fiscal year 2011. The board of directors is submitting this appointment for stockholder ratification at the annual meeting.

Our governing documents do not require that the stockholders ratify the appointment of Deloitte & Touche as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If our stockholders do not ratify the appointment, the audit committee of the board of directors will reconsider whether to retain Deloitte & Touche, but may retain Deloitte & Touche as the company’s independent registered public accounting firm. If the appointment is ratified, PAETEC’s audit committee in its discretion may change the appointment at any time during the 2011 fiscal year if it determines that a change would be in the best interests of PAETEC and its stockholders.

One or more representatives of Deloitte & Touche will be at the annual meeting of stockholders. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

The PAETEC board of directors unanimously recommends that PAETEC stockholders vote “FOR” ratification of the appointment of Deloitte & Touche LLP as PAETEC’s independent registered public accounting firm for the 2011 fiscal year.

Approval of this proposal requires the affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on the proposal.

Fees

The following table sets forth the aggregate fees billed to PAETEC by Deloitte & Touche LLP and its affiliate, Deloitte Tax LLP, for services rendered for fiscal years 2010 and 2009.

	2010	2009
Audit fees	$2,213,131	$1,820,318
Audit-related fees	117,365	—
Tax fees	30,000	64,307
All other fees	418,104	307,225

Total	$2,778,600	$2,191,850

The audit committee of the board of directors considered whether the provision by Deloitte & Touche and Deloitte Tax of non-audit services for the fees identified above was compatible with maintaining Deloitte & Touche’s independence.

Audit Fees. Fees shown for audit services include fees for services performed by Deloitte & Touche to comply with standards of the Public Company Accounting Oversight Board (United States) related to the audit and review of PAETEC’s financial statements and the audit of PAETEC’s internal control over financial reporting.

Audit-Related Fees. Fees shown for audit-related services include fees for assurance and related services that are traditionally performed by independent auditors.

Tax Fees. Fees shown for tax services include fees for services performed by Deloitte Tax LLP, except those services related to audits, which were performed by Deloitte & Touche LLP. The tax fees were incurred in connection with corporate tax consultations.

All Other Fees. Fees shown for all other non-audit services rendered by Deloitte & Touche include fees related to due diligence for mergers and acquisitions.

Pre-Approval Policy

The audit committee pre-approves all audit and permissible non-audit services provided by PAETEC’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has established a policy that provides for the general pre-approval of specific types of services. Pre-approval under this policy generally is provided for up to one year, is detailed as to the particular services or categories of services that are pre-approved, and specifies fee limits for each service or category of service. Our independent registered public accounting firm and management are required to report periodically to the audit committee regarding the services provided by, and fees payable to, such firm in accordance with this pre-approval.

During the year, circumstances may arise when it may become necessary for us to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

During 2010, the audit committee of the board of directors of PAETEC Holding Corp. (“PAETEC”) reviewed with PAETEC’s management, financial managers and independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte & Touche”), the scope of the annual audit and audit plans, the results of internal and external audit examinations, PAETEC’s process for legal and regulatory compliance, and PAETEC’s audited financial statements and the assessment of the adequacy and effectiveness of PAETEC’s internal control over financial reporting for the fiscal year ended December 31, 2010 included in PAETEC’s annual report on Form 10-K for the fiscal year ended December 31, 2010.

Management is responsible for PAETEC’s system of internal control over financial reporting, the consolidated financial statements and the financial reporting process. Deloitte & Touche is responsible for expressing an opinion on the conformity of PAETEC’s audited financial statements with accounting principles generally accepted in the United States of America. Deloitte & Touche is also responsible for issuing a report on the effectiveness of PAETEC’s internal control over financial reporting. As provided in its charter, the audit committee’s responsibilities include monitoring and overseeing these processes.

Consistent with this oversight responsibility, Deloitte & Touche reports directly to the audit committee. The audit committee appointed Deloitte & Touche as PAETEC’s independent registered public accounting firm and approved the firm’s compensation.

The audit committee discussed with Deloitte & Touche the matters required to be discussed by the NASDAQ Stock Market, the Securities and Exchange Commission, the Public Company Accounting Oversight Board, and the American Institute of Certified Public Accountants’ Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board. In addition, the audit committee has received from Deloitte & Touche the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with Deloitte & Touche the firm’s independence from PAETEC and its management.

In reliance on the review and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, the inclusion of PAETEC’s audited consolidated financial statements for the fiscal year ended December 31, 2010 in PAETEC’s annual report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

By the Audit Committee

Mark Zupan, Chairman

Tansukh V. Ganatra

Michael C. Mac Donald

APPROVAL OF THE PAETEC HOLDING CORP. 2011 OMNIBUS INCENTIVE PLAN

(Proposal 3)

As Proposal 3 for the annual meeting, stockholders are asked to consider and vote upon a proposal to approve the PAETEC Holding Corp. 2011 Omnibus Incentive Plan, which we refer to as the “2011 incentive plan.”

Upon the recommendation of the compensation committee, PAETEC’s board of directors on March 21, 2011 approved the 2011 incentive plan, which will become effective upon receipt of stockholder approval of the plan at the annual meeting. The board of directors believes that approval of the 2011 incentive plan is in the best interests of PAETEC and its stockholders.

The board of directors has proposed approval of the 2011 incentive plan by stockholders to replace PAETEC’s 2007 omnibus incentive plan. When the 2011 incentive plan becomes effective, no additional awards will be made under the 2007 omnibus incentive plan.

No awards under the 2011 incentive plan have been granted or will be granted unless and until the 2011 incentive plan is approved by PAETEC’s stockholders at the annual meeting. Grants of awards under the 2011 incentive plan will be in the discretion of the compensation committee and any other committee authorized to grant awards under the plan. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the 2011 incentive plan that may be subject to future grants to employees, officers and directors of PAETEC and its subsidiaries and other affiliates, or to other persons who will be eligible to participate in the 2011 incentive plan. Annual equity grants that would have been awarded to PAETEC’s senior officers in the first quarter of 2011 under the 2007 omnibus incentive plan, but were not awarded because of limitations on the number of shares remaining available for issuance under that plan, will be awarded under the 2011 incentive plan when the new plan becomes effective. As of the date of this proxy statement, the compensation committee had not yet determined the form or amounts of any such grants that will be made under the 2011 incentive plan, but will make this determination following effectiveness of the 2011 incentive plan.

If stockholders do not approve the 2011 incentive plan, compensatory equity-based grants to employees, officers and directors of PAETEC and its subsidiaries will continue to be made under the 2007 omnibus incentive plan to the extent of the shares of PAETEC’s common stock available for issuance under that plan, which for future grants totaled an estimated 1,965,623 shares as of April 1, 2011 (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards).

Key Features of 2011 Incentive Plan

As described below, the 2011 incentive plan generally provides for:

•	granting of stock options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

•	a ten-year maximum term for stock options and stock appreciation rights;

•	a three-year minimum vesting period for time-based restricted stock and deferred stock unit awards;

•	a one-year minimum vesting period for performance-based awards;

•	no vesting in dividends or dividend equivalent rights paid on performance-based awards unless the underlying awards vest;

•	no repricing of stock options or stock appreciation rights without prior stockholder approval; and

•	no reload or “evergreen” share replenishment features.

Summary of Material Provisions of 2011 Incentive Plan

The following summary of the material provisions of the 2011 incentive plan is qualified in its entirety by reference to the complete text of the 2011 incentive plan, which is attached as Appendix A to this proxy statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2011 incentive plan in their entirety.

Unless the context requires otherwise, references to “PAETEC” in the following summary refer solely to PAETEC Holding Corp. and not to subsidiaries of PAETEC Holding Corp.

Purpose. The 2011 incentive plan is intended to (1) provide participants in the 2011 incentive plan with an incentive to contribute to PAETEC’s success and to manage PAETEC’s business in a manner that will provide for PAETEC’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (2) provide a means of obtaining, rewarding and retaining key personnel.

Eligible Participants. Awards may be granted under the 2011 incentive plan to individuals who are:

•	employees, officers and directors of PAETEC or any of its subsidiaries or other affiliates; and

•	consultants and advisers to PAETEC or any of its subsidiaries or other affiliates who provide services to any of those entities.

As of April 1, 2011, approximately 4,500 individuals would have been eligible to participate in the 2011 incentive plan.

Effective Date. The 2011 incentive plan will be effective on the date on which it is approved by PAETEC’s stockholders.

Term. The 2011 incentive plan will terminate automatically ten years after its effective date, unless it is earlier terminated by the Board.

Administration. The 2011 incentive plan generally will be administered by a committee, which we refer to as the “committee,” consisting of two or more directors of PAETEC. Each such director will be required to qualify as an “independent director” under the NASDAQ listing rules, a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and an “outside director” within the meaning of section 162(m) of the Internal Revenue Code and related regulations. The committee initially will be the compensation committee and may be a subcommittee of the compensation committee that satisfies the foregoing requirements.

The board of directors also will be authorized to appoint one or more committees of the board consisting of two or more directors of PAETEC who need not be non-employee directors. Any such committees would be authorized to administer the 2011 incentive plan with respect to participants in the plan who are not PAETEC “officers” within the meaning of Rule 16a-1(f) under the Securities Exchange Act or PAETEC directors and, in this capacity, would be authorized to grant awards under the 2011 incentive plan to such participants and to determine all terms of such awards.

The board of directors will retain the authority under the 2011 incentive plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2011 incentive plan.

Except where the authority to act on such matters is specifically reserved to the board of directors under the 2011 incentive plan or applicable law, the compensation committee and each other committee acting in accordance with the foregoing plan provisions (which will be the “committee” as defined in the 2011 incentive plan) will have full power and authority to interpret and construe all provisions of the 2011 incentive plan, any award or any award agreement, and to make all related determinations, including the power and authority to:

•	designate grantees of awards;

•	determine the type or types of awards to be made to a grantee;

•	determine the number of shares of stock subject to an award;

•	establish the terms and conditions of each award;

•	prescribe the form of each award agreement; and

•

subject to limitations in the 2011 incentive plan (including the prohibition on repricing of options and stock appreciation rights without stockholder approval), amend, modify or supplement the terms of any outstanding award.

Amendment and Termination. The board of directors will be authorized to amend, suspend or terminate the 2011 incentive plan as to any shares of PAETEC’s common stock as to which awards have not been made. Any amendment to the 2011 incentive plan, however, will be subject to receipt of the approval of PAETEC’s stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of the NASDAQ Stock Market (or any other stock exchange on which the common stock is listed in future), or to the extent determined by the board of directors. Stockholder approval will be required for any proposed amendment to the 2011 incentive plan provisions, which are described below, that prohibit the repricing of outstanding stock options or stock appreciation rights or that generally require the option price of any stock option to be at least equal to the fair market value of PAETEC’s common stock on the option grant date. Without the consent of the affected grantee of an outstanding award, no amendment, suspension or termination of the 2011 incentive plan may impair the rights or obligations under that award.

Awards. The following type of awards may be made under the 2011 incentive plan, subject to the limitations set forth in the plan:

•	stock options, which may be either incentive stock options or non-qualified stock options;

•	restricted stock;

•	deferred stock units, also referred to as “restricted stock units”;

•	performance shares or other performance-based awards;

•	dividend equivalent rights;

•	stock appreciation rights, or “SARs”;

•	other equity-based awards, including unrestricted stock; and

•	cash awards.

An incentive stock option is an option that meets the requirements of section 422 of the Internal Revenue Code, and a non-qualified stock option is an option that does not meet those requirements. Restricted stock is an award of PAETEC common stock on which are imposed vesting restrictions that subject the shares to a substantial risk of forfeiture, as defined in section 83 of the Internal Revenue Code. A deferred stock unit (or restricted stock unit) is an award that represents a conditional right to receive shares of PAETEC common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Performance-based awards are awards of options, restricted stock, deferred stock units, SARs, other equity-based awards or cash made subject to the achievement of one or more pre-established performance goals over a performance period established by the committee. An award of performance shares is a performance-

based award representing a right or interest denominated or payable in stock, valued by reference to stock, or otherwise based on or related to stock that is made subject to the achievement of one or more pre-established performance goals over a performance period of up to ten years. Dividend equivalent rights are awards entitling the grantee to receive cash, stock, other awards under the 2011 incentive plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. An SAR is a right to receive upon exercise, in the form of common stock, cash or a combination of common stock and cash, the excess of the fair market value of one share of common stock on the exercise date over the grant price of the SAR. Unrestricted stock is an award of shares of common stock that is free of restrictions other than those imposed under federal or state securities laws.

The 2011 incentive plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would apply under the 2011 incentive plan in the absence of the different terms and conditions in the award agreement.

Awards under the 2011 incentive plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2011 incentive plan, other awards under another compensatory plan of PAETEC or any of its affiliates (or any business entity that has been a party to a transaction to PAETEC or any of PAETEC’s affiliates), or other rights to payment from PAETEC or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

Awards under the 2011 incentive plan may be settled in cash, PAETEC common stock, other awards under the 2011 incentive plan or other property. The committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the committee. No dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs.

Awards under the 2011 incentive plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to PAETEC or one of its subsidiaries or other affiliates.

Clawback; Forfeiture. Any award granted pursuant to the 2011 incentive plan will be subject to mandatory repayment by the grantee to PAETEC to the extent the grantee is, or in the future becomes, subject to (1) any PAETEC “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (2) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in any such law, rule or regulation.

In addition, the committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of PAETEC or any affiliate, confidentiality obligation with respect to PAETEC or any affiliate, PAETEC policy or procedure (including PAETEC’s Code of Conduct), or other agreement. The committee may annul an outstanding award if the grantee thereof is an employee and is terminated for “Cause” as defined in the 2011 incentive plan or the applicable award agreement or for “cause” as defined in any other agreement between PAETEC or such affiliate and such grantee, as applicable.

Shares Available for Issuance. Subject to the adjustments described below, the maximum number of shares of PAETEC’s common stock that will be available for issuance under the 2011 incentive plan will be equal to:

•	12,000,000 shares, plus

•	the number of shares available for future awards under the 2007 omnibus incentive plan as of the effective date of the 2011 incentive plan, plus

•

the number of shares subject to awards outstanding under the 2007 omnibus incentive plan as of the effective date of the 2011 incentive plan which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

The foregoing number of shares available for issuance under the 2011 incentive plan will be increased by the number of shares subject to (1) awards previously granted under a compensatory plan by another business entity and assumed by PAETEC in connection with a merger, reorganization, separation or other transaction which involves the other business entity and to which section 424(a) of the Internal Revenue Code applies, and (2) awards under the 2011 incentive plan granted in substitution for such assumed awards. Further, subject to applicable NASDAQ listing rules, shares available for issuance under a stockholder-approved plan of a business entity that is a party to one of the foregoing types of transactions (adjusted as necessary to reflect the transaction) may be used for awards under the 2011 incentive plan and will not reduce the number of shares otherwise available for issuance under the 2011 incentive plan.

Shares subject to an award granted under the 2011 incentive plan other than an award of stock options or stock appreciation rights will be counted against the maximum number of shares of PAETEC’s common stock available for issuance under the plan as one-and-one-half (1.5) shares for every one share of common stock subject to such an award. Shares subject to an award of stock options will be counted against the maximum number of shares available for issuance under the plan as one share for every one share of common stock subject to such an award. Shares subject to an award of stock appreciation rights will be counted against the maximum number of shares available for issuance under the plan as one share for every one share of common stock subject to such an award regardless of the number of shares of common stock actually issued to settle such stock appreciation rights upon the exercise of those rights.

Shares subject to an award granted under the 2011 incentive plan will again become available for issuance under the 2011 incentive plan if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below).

Upon the effectiveness of the 2011 incentive plan, no additional awards will be made under the 2007 omnibus incentive plan, except that shares of common stock reserved under the 2007 omnibus incentive plan before the effectiveness of the 2011 incentive plan may be issued and delivered following the effectiveness of the 2011 incentive plan to settle such awards granted under the 2007 omnibus incentive plan before the effectiveness of the 2011 incentive plan.

The number of shares available for issuance under the 2011 incentive plan will not be increased by the number of shares:

•	tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option;

•	deducted or delivered from payment of an award in connection with PAETEC’s tax withholding obligations; or

•	purchased by PAETEC with proceeds from option exercises.

The 2011 incentive plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when PAETEC has a class of equity securities registered under Section 12 of the Securities Exchange Act:

•

the maximum number of shares of PAETEC’s common stock subject to stock options or SARs that may be granted under the 2011 incentive plan in a calendar year to any person eligible for an award will be 4,000,000 shares (or 6,000,000 shares in the year in which such person is first employed by, or otherwise first provides service to, PAETEC or any affiliate);

•

the maximum number of shares of PAETEC’s common stock that may be granted under the 2011 incentive plan, other than pursuant to stock options or SARs, in a calendar year to any person eligible for an award will be 1,000,000 shares (or 1,500,000 shares in the year in which such person is first employed by, or otherwise first provides service to, PAETEC or any affiliate); and

•

the maximum amount that may be paid as a cash-settled performance-based award will be $3,000,000 for a performance period of 12 months or less and $5,000,000 for a performance period of greater than 12 months.

The maximum number of shares available for issuance pursuant to incentive stock options granted under the 2011 incentive plan will be the same as the number of shares available for issuance under the 2011 incentive plan.

The number and kinds of shares of stock for which awards may be made under the 2011 incentive plan, including the share limits described above, will be adjusted proportionately and accordingly by the committee if the number of outstanding shares of PAETEC’s common stock is increased or decreased or the shares of PAETEC’s common stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of PAETEC on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of PAETEC’s common stock effected without receipt of consideration by PAETEC.

Shares of stock to be issued under the 2011 incentive plan will be authorized and unissued shares or shares of treasury stock or any combination of the foregoing, as may be determined by the board of directors or the committee.

On April 11, 2011, the closing price of PAETEC’s common stock as reported on the NASDAQ Global Select Market of the NASDAQ Stock Market was $3.37 per share.

Fair Market Value Determination. For so long as PAETEC’s common stock remains listed on the NASDAQ Stock Market, the fair market value of the common stock on an award grant date, or on any other date for which fair market value is required to be established under the 2011 incentive plan, will be the closing price of the common stock as reported on the NASDAQ Stock Market on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on the NASDAQ Stock Market on the next preceding date on which any sale of common stock shall have been reported on the NASDAQ Stock Market.

If PAETEC’s common stock ceases to be listed on the NASDAQ Stock Market and is listed on another established national or regional stock exchange or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.

If PAETEC’s common stock ceases to be listed on the NASDAQ Stock Market or another established national or regional stock exchange or traded on another established securities market, the committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with section 409A of the Internal Revenue Code.

Stock Options. An option granted under the 2011 incentive plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the committee may approve consistent with the terms of the 2011 incentive plan. No option may be exercisable more than ten years after the option grant date. The committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service.

The exercise price per share under each option granted under the 2011 incentive plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2011 incentive plan), of the fair market value of the common stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by PAETEC or an affiliate or with which PAETEC or an affiliate has combined or will combine.

The aggregate fair market value of the common stock determined on the option grant date with respect to which incentive stock options are exercisable for the first time during any calendar year may not exceed $100,000.

Except in connection with a corporate transaction involving PAETEC (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), PAETEC may not, without obtaining stockholder approval, (1) amend the terms of outstanding options to reduce the exercise price of such outstanding options, (2) cancel outstanding options in exchange for options with an exercise price that is less than the exercise price of the original options or (3) cancel outstanding options with an exercise price above the current stock price in exchange for cash or other securities.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in such forms as are approved by the committee. These forms may include, in the committee’s discretion, cash, cash equivalents acceptable to PAETEC, and shares of PAETEC’s common stock.

Awards of stock options generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution or (2) in the case of non-qualified stock options, for a transfer by a grantee not for value to a family member if such a transfer is authorized in the applicable award agreement or otherwise by the committee. A transfer not for value is a transfer which is a gift, a transfer under a domestic relations order in settlement of marital property rights, or, unless applicable laws do not permit such a transfer, a transfer to an entity in which more than 50% of the voting interests are owned by family members and/or the grantee in exchange for an interest in such an entity. The 2011 incentive plan defines “family member” of a grantee to include the following:

•

a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such grantee;

•	any person sharing such grantee’s household (other than a tenant or employee);

•	a trust in which any one or more of the persons above (and such grantee) own more than 50% of the beneficial interest;

•	a foundation in which any one or more of the persons specified in the first two bullets above (and such grantee) control the management of the foundation’s assets; and

•	any other entity in which one or more of the persons specified in the first two bullets above (and such grantee) own more than 50% of the voting interests.

Restricted Stock and Deferred Stock Units. Subject to the provisions of the 2011 incentive plan, the committee will determine the terms and conditions of each award of restricted stock and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the committee. Grantees of deferred stock units will have no voting or dividend rights or other rights associated with stock ownership, although the committee may award dividend equivalent rights on such units.

Grantees will not vest in dividends paid on performance-based awards of restricted stock or in dividend equivalent rights paid on performance-based awards of deferred stock units, and will be required to forfeit and repay to PAETEC such dividends and dividend equivalent rights, if the performance goals for the underlying awards of restricted stock or deferred stock units are not achieved. In addition, the committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted stock and deferred stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest.

Awards of restricted stock and deferred stock units that vest solely by the passage of time may not vest in full in less than three years after the grant date, although such awards may vest pro-rata during such period on a daily, monthly, annual or other basis. Awards of restricted stock and deferred stock units that vest upon achievement of performance goals may not vest in full in less than one year after the grant date. Notwithstanding the foregoing, (1) awards for up to 10% of the maximum number of shares of common stock available for issuance under the 2011 incentive plan may be granted pursuant to the 2011 incentive plan without being subject to the foregoing vesting restrictions and (2) any dividends or dividend equivalent rights, or other distributions, issued in connection with any award granted under the 2011 incentive plan will not be subject to or counted for either of the foregoing vesting restrictions or the 10% share issuance limit.

The restrictions and the restricted period may differ with respect to each grantee of an award. An award will be subject to forfeiture if events specified by the committee occur before the lapse of the restrictions.

Awards of restricted stock and deferred stock units generally will be nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Dividend Equivalent Rights. The committee will be authorized to grant rights to dividend equivalents to a participant in connection with an award under the 2011 incentive plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs. Dividend equivalent rights will entitle the participant to receive cash, stock, other awards under the 2011 incentive plan or other property equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of common stock. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.

Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the stock on the reinvestment date. Dividend equivalent rights may be settled in cash or shares of stock or a combination thereof, in a single installment or in multiple installments, as determined by the committee.

A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions which are different from the terms and conditions of the other award, except that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award which vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved.

Dividend equivalents generally will be nontransferable, except for transfers by will or the laws of descent and distribution.

Performance Shares and Other Performance-Based Awards. The committee may award performance shares and other performance-based awards in such amounts and upon such terms as the committee may determine. Each grant of a performance-based award will have an initial value or target number of shares of common stock that is established by the committee at the time of grant. The committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described below. The committee will establish the performance periods for performance-based awards. Performance-based awards may be payable in cash or shares of common stock, or a combination thereof, as determined by the committee.

The 2011 incentive plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the committee. Such conditions may include the following:

•	asset write-downs;

•	litigation or claims, judgments or settlements;

•	the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;

•	any reorganization or restructuring events or programs;

•	extraordinary, non-core, non-operating or non-recurring items;

•	acquisitions or divestitures; and

•	foreign exchange gains and losses.

Performance Measures. The 2011 incentive plan is designed to permit the committee to grant awards to covered executive officers that will constitute qualified performance-based compensation for purposes of section 162(m) of the Internal Revenue Code.

Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its principal executive officer or any of the three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with the applicable rules under the Securities Exchange Act. Under the Internal Revenue Code, however, there is no limitation on the deductibility of compensation paid to such officers, who are referred to as “covered executive officers,” that represents qualified performance-based compensation as determined under the Internal Revenue Code. To constitute qualified performance-based compensation, the compensation paid by PAETEC to its covered executive officers must be paid solely on account of the achievement of one or more objective performance goals established in writing by the committee while the achievement of such goals is substantially uncertain. Performance goals may be based on one or more performance measures consisting of business criteria that apply to the covered officer, a business unit, or PAETEC, a subsidiary or other affiliate on an individual or a consolidated basis, but need not be based on an increase or positive result under the business criteria selected. The committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is achieved.

The 2011 incentive plan authorizes the establishment of performance goals based on any one or more of the following performance measures:

•	net earnings or net income;

•	operating earnings;

•	pretax earnings;

•	earnings per share;

•	share price, including growth measures and total stockholder return;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and/or amortization;

•	earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

–	stock-based compensation expense;

–	income from discontinued operations;

–	gain on cancellation of debt;

–	debt extinguishment and related costs;

–	restructuring, separation and/or integration charges and costs;

–	reorganization and/or recapitalization charges and costs;

–	impairment charges;

–	gain or loss related to investments;

–	sales and use tax settlement; and

–	gain on non-monetary transaction;

•	sales or revenue growth, whether in general, by type of product or service, or by type of customer;

•	gross or operating margins;

•	return measures, including return on assets, capital, investment, equity, sales or revenue;

•	cash flow, including:

–	operating cash flow;

–

free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure above relating to earnings before interest, taxes, depreciation and/or amortization and one or more other specified adjustments) less capital expenditures;

–	levered free cash flow, defined as free cash flow less interest expense;

–	cash flow return on equity; and

–	cash flow return on investment;

•	productivity ratios;

•	expense targets;

•	market share;

•	financial ratios as provided in credit agreements of PAETEC and its subsidiaries;

•	working capital targets;

•	completion of acquisitions of businesses or companies;

•	completion of divestitures and asset sales;

•	customer satisfaction as measured using the Net Promoter Score (NPS) metric (based on surveys of customers of PAETEC and its subsidiaries); or

•	any combination of the foregoing business criteria.

Performance under any of the foregoing performance measures may be used to measure the performance of (1) PAETEC and its subsidiaries and other affiliates as a whole, (2) PAETEC, any subsidiary, and/or any other affiliate or any combination thereof or (3) any one or more business units of PAETEC, any subsidiary, and/or any other affiliate, as the committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the committee. The committee may select performance under the performance measure of share price for comparison to performance under one or more stock market indices designated or approved by the committee. The committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures.

The committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the committee determines in a manner consistent with the requirements of section 162(m) for deductibility.

Stock Appreciation Rights. SARs may be granted in conjunction with all or a part of any option or other award granted under the 2011 incentive plan, or without regard to any option or other award. The committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.

Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the committee may impose.

Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the SAR, as determined by the committee. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date.

Except in connection with a corporate transaction involving PAETEC (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), PAETEC may not, without obtaining stockholder approval, (1) amend the terms of outstanding SARs to reduce the exercise price of such outstanding SARs, (2) cancel outstanding SARs in exchange for SARs with an exercise price that is less than the exercise price of the original SARs or (3) cancel outstanding SARs with an exercise price above the current stock price in exchange for cash or other securities.

Awards of SARs generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution and (2) transfers not for value to a family member, as discussed above under “Stock Options,” if such transfer is authorized in the applicable award agreement or otherwise by the committee.

Other Equity-Based Awards. The committee may grant other types of equity-based or equity-related awards, including the grant or offer for sale of shares of unrestricted stock, in such amounts and subject to such terms and conditions as the committee may determine. As described above, awards for up to 10% of the maximum number of shares of common stock available for issuance under the 2011 incentive plan may be granted pursuant to the 2011 incentive plan without being subject to vesting restrictions. Any such awards may involve the transfer of shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of the shares of common stock. Any other equity-based awards granted by the committee may be subject to performance goals established by the committee based on one or more of the performance measures described above.

Effect of Corporate Transactions. The 2011 incentive plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a change in control of PAETEC Holding Corp. within the meaning of the 2011 incentive plan, as described below, which we refer to as a “Change in Control.” The provisions of the 2011 incentive plan governing such transactions will apply unless a different treatment of the applicable award is specified in the applicable award agreement at the time of grant, in another agreement with the grantee of the award, or in another writing entered into after the time of grant with the consent of the grantee.

Change in Capitalization. The committee will adjust the terms of outstanding awards under the 2011 incentive plan to preserve the proportionate interests of the holders in such awards if the number of outstanding shares of PAETEC’s common stock is increased or decreased or the shares of PAETEC’s common stock are changed into or exchanged for a different number of shares of kind of capital stock or other securities of PAETEC on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of PAETEC’s common stock effected without receipt of consideration by PAETEC. The adjustments will include proportionate adjustments to (1) the number and kind of shares of stock subject to outstanding awards and (2) the per share option price of outstanding options and the per share SAR price of outstanding SARs.

Reorganization not Constituting a Change in Control. If PAETEC is the surviving entity in any reorganization, merger or consolidation of PAETEC with one or more other entities which does not constitute a Change in Control, any outstanding option or SAR will pertain to the securities to which a holder of the number of shares of stock subject to such option or SAR would have been entitled immediately after the transaction, with a corresponding proportionate adjustment to the per share option price and per share SAR price. Further, in the event of any such transaction, performance-based awards (and the related performance measures if deemed appropriate by the committee) will be adjusted to apply to the securities that a holder of the number of shares of stock subject to such performance-based awards would have been entitled to receive immediately after the transaction.

Change in Control in which Awards are not Assumed. Except as otherwise provided in an award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, deferred stock units, dividend equivalent rights or other equity-based awards are not assumed or continued, the following provisions will apply to the awards (to the extent the awards are not assumed or continued):

•

Except with respect to performance-based awards, all outstanding awards of restricted stock, deferred stock units and deferred equivalent rights will be deemed to have vested, and the shares of stock subject to such deferred stock units and dividend equivalent rights will be delivered immediately before the Change in Control, and either of the following two actions will be taken:

–

15 days before the scheduled completion of the Change in Control, all outstanding options and SARs will become immediately exercisable and will remain exercisable for a period of 15 days (subject to completion of the Change in Control); or

–

the committee may elect to cancel any outstanding awards of options, SARs, restricted stock, deferred stock units and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the committee), (1) in the case of restricted stock or deferred stock units and dividend equivalent rights (for shares of stock subject thereto), equal to the price per share paid to holders of stock pursuant to the Change in Control and (2) in the case of options or SARs, equal to the product of the number of shares of stock subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of stock pursuant to the Change in Control exceeds (b) the option price or SAR price applicable to such options and SARs.

•

For performance-based awards denominated in stock, (1) if less than half of the performance period has lapsed, the awards will be converted into restricted stock or performance shares assuming target performance has been achieved (or into unrestricted stock if no further restrictions apply), (2) if at least half of the performance period has lapsed, the awards will be converted into restricted stock or performance shares based on actual performance to date (or into unrestricted stock if no further restrictions apply), and (3) if actual performance is not determinable, the awards will be converted into restricted stock or performance shares assuming target performance has been achieved, based on the discretion of the committee (or into unrestricted stock if no further restrictions apply).

•	Other equity-based awards will be governed by the terms of the applicable award agreement.

Change in Control in which Awards are Assumed. Except as otherwise provided in the applicable award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, deferred stock units, dividend equivalent rights or other equity-based awards are being assumed or continued, the 2011 incentive plan and such awards (to the extent the awards are assumed or confirmed) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof. In the event of such a substitution, appropriate adjustments will be made to the number of shares subject to the original awards (disregarding any transaction consideration that is not common stock) and to option and SAR exercise prices.

Definition of Change in Control. The 2011 incentive plan generally defines a “Change in Control” to mean the first to occur of any of the following events:

•	the dissolution or liquidation of PAETEC or a merger, consolidation, or reorganization of PAETEC with one or more other entities in which PAETEC is not the surviving entity;

•	a sale of substantially all of the assets of PAETEC to another person or entity; or

•

any transaction (including without limitation a merger or reorganization in which PAETEC is the surviving entity) which results in any person or entity owning 50% or more of the combined voting power of all classes of stock of PAETEC.

Resales of Shares by Participants. Shares of PAETEC’s common stock issued pursuant to the 2011 incentive plan will be eligible for sale by participants in the public market without restriction under the Securities Act of 1933, except that any shares purchased by an “affiliate” of PAETEC, as that term is defined in Rule 144 under the Securities Act of 1933, will be subject to the resale limitations of Rule 144.

A participant who is an affiliate of PAETEC may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of common stock and (2) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about PAETEC.

Federal Income Tax Consequences. The following summarizes the federal income tax consequences of awards that may be granted under the 2011 incentive plan.

Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the 2011 incentive plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, PAETEC will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, PAETEC will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. PAETEC will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if PAETEC complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code.

If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. PAETEC generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if PAETEC complies with applicable reporting requirements and with the restrictions of section162(m) of the Internal Revenue Code.

Dividend Equivalents Rights. Grantees under the 2011 incentive plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If PAETEC complies with applicable reporting requirements and with the restrictions of section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Deferred Stock Units and Performance-Based Awards. A distribution of common stock or a payment of cash in satisfaction of deferred stock units or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. PAETEC will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if PAETEC complies with applicable reporting requirements and with the restrictions of section 162(m) of the Internal Revenue Code.

Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to PAETEC. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the common stock received by the holder. PAETEC will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to section 162(m) of the Internal Revenue Code and, as to SARs that are settled in shares of common stock, if PAETEC complies with applicable reporting requirements.

Unrestricted Stock. A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. PAETEC will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of section 162(m) of the Internal Revenue Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding. Payment of the taxes imposed on awards made under the 2011 incentive plan may be made by withholding from payments otherwise due and owing to the holder.

The PAETEC board of directors unanimously recommends that the stockholders vote “FOR” approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan.

Approval of this proposal requires the affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on the proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2010 with respect to shares of our common stock that were issuable under awards granted pursuant to PAETEC’s equity compensation plans, along with the weighted-average exercise price of outstanding awards and the number of shares of common stock remaining available for issuance in connection with future grants.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	14,445,078	(2)	$3.15	3,615,484	(3)
Equity compensation plans not approved by security holders	942,989		$3.13	—

Total	15,388,067		$3.15	3,615,484

(1)	Assumes a weighted-average exercise price of $0 with respect to each restricted stock unit outstanding as of December 31, 2010.
(2)	Includes (a) 11,361 shares of common stock subject to issuance pursuant to restricted stock units outstanding under the PAETEC Corp. 2001 Stock Option and Incentive Plan as of December 31, 2010 and (b) 4,109,406 shares of common stock subject to issuance pursuant to restricted stock units outstanding under the PAETEC Holding Corp. 2007 Omnibus Incentive Plan as of December 31, 2010.
(3)	Includes (a) 1,542,082 shares of common stock available for future issuance under the PAETEC Holding Corp. 2007 Omnibus Incentive Plan as of December 31, 2010 and (b) 2,073,402 shares of common stock available for future issuance under the PAETEC Holding Corp. Employee Stock Purchase Plan as of December 31, 2010.

The only effective compensation plans with currently outstanding awards that were adopted without the approval of PAETEC’s stockholders are two incentive plans under which PAETEC has granted to its independent sales agents warrants to purchase shares of PAETEC common stock. Independent sales agents include, in addition to individuals, corporations and other organizations that act as PAETEC’s sales agents. All of the warrants issued under the agent incentive plans are exercisable for ten years from the date of grant.

In June 1999, PAETEC Corp. and its wholly-owned subsidiary, PaeTec Communications, Inc., adopted the PaeTec Communications, Inc. Agent Incentive Plan under which PaeTec Communications granted warrants to purchase up to a total of 395,666 shares of PAETEC Corp. common stock (or 642,142 shares of PAETEC Holding common stock after adjusting for the combination of PAETEC Corp. and US LEC Corp. in 2007). Warrants issued under this plan generally vest in five equal annual installments beginning on the date of grant, subject to the warrant holder’s achievement of specified performance objectives. As of December 31, 2010, and as adjusted for the US LEC Corp. transaction, warrants to purchase 352,989 shares of PAETEC Holding common stock were outstanding under this plan.

In August 2009, PAETEC Holding adopted the PAETEC Holding Corp. 2009 Agent Incentive Plan under which PAETEC Holding granted warrants to purchase up to a total of 600,000 shares of PAETEC Holding common stock. Warrants issued under this plan generally vest upon the warrant holder’s achievement and maintenance of specified revenue levels. As of December 31, 2010, warrants to purchase 590,000 shares of PAETEC Holding common stock were outstanding under this plan.

No additional grants will be made under either agent incentive plan. For additional information about the foregoing compensation plans, see Note 9 to the consolidated financial statements included in our 2010 Form 10-K.

NON-BINDING, ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

(Proposal 4)

As Proposal 4 for the annual meeting, in accordance with recently adopted Section 14A of the Securities Exchange Act and the SEC’s rules thereunder, the board of directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of PAETEC’s named executive officers as disclosed in this proxy statement. This vote, known as “say on pay,” gives you the opportunity to share your views about the compensation we pay to our named executive officers, who are the executive officers named in the Summary Compensation Table under “Executive Compensation.”

As described above in the Compensation Discussion and Analysis section of this proxy statement, the compensation committee has structured our executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for PAETEC’s stockholders. To this end, we provided our named executive officers with a total compensation package for 2010 that included base salary, the potential for an annual cash incentive payment, and long-term performance-based and time-based equity incentives. We strive to provide appropriate levels of fixed versus at-risk compensation and cash versus equity-based compensation. Our named executive officers do not receive automatic merit increases in base salary. Instead, the compensation committee annually reviews their base salaries and makes such adjustments as it deems appropriate based on the market comparisons, performance, and internal equity with respect to positions within the same level. Further, each year the compensation committee reviews an analysis prepared by the committee’s consultant regarding the competitiveness of the total compensation levels of the named executive officers. The committee decided to maintain base salaries at 2009 levels for service in 2010, even though the 2009 base salary levels were generally lower than the 50th percentile of the comparison group and companies represented in the general executive compensation survey reviewed by the committee. Moreover, since PAETEC did not achieve all of the performance targets for 2010, it did not pay an annual bonus for 2010 performance to any of the named executive officers.

The board of directors urges stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how PAETEC’s executive compensation practices operate and are designed to achieve our core executive compensation objectives, as well as the Summary Compensation Table and other compensation tables and related narrative appearing under “Executive Compensation,” which provide detailed information about the compensation of our named executive officers.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, we are asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the Company’s shareholders APPROVE, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

You may vote for or against this proposal or abstain from voting on the proposal. This “say on pay” vote is advisory and is therefore not binding on PAETEC, the compensation committee or our board of directors. Although the vote is non-binding, the compensation committee and our board of directors value the opinions of our stockholders and, to the extent that there is any significant vote against approval of the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The PAETEC board of directors unanimously recommends that stockholders vote “FOR” approval of PAETEC’s compensation of its named executive officers as disclosed in this proxy statement.

Approval of this proposal requires the affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on the proposal.

NON-BINDING, ADVISORY VOTE ON FREQUENCY OF HOLDING FUTURE NON-BINDING,

ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

(Proposal 5)

In Proposal 4 above, the board of directors is asking stockholders to vote, on a non-binding, advisory basis, to approve the compensation of PAETEC’s named executive officers as disclosed in this proxy statement. PAETEC is required under recently adopted Section 14A of the Securities Exchange Act and the SEC’s rules thereunder to provide this type of advisory “say on pay” vote at least once every 3 years. In accordance with these requirements, the board of directors is asking stockholders, as Proposal 5 for the annual meeting, to vote, on a non-binding, advisory basis, on whether future advisory votes on named executive officer compensation should occur every 1, 2 or 3 years.

After careful consideration, the board of directors has determined to recommend that future advisory votes on named executive officer compensation occur every 1 year (annually). Although PAETEC’s executive compensation program is designed to promote a long-term connection between pay and performance, the company’s executive compensation disclosures are made annually. The board of directors has considered that an annual advisory vote on named executive officer compensation will allow stockholders to provide more timely feedback on PAETEC’s compensation philosophy, objectives and practices as disclosed in the company’s annual proxy statement.

Stockholders are not voting in this proposal to approve or disapprove the board’s recommendation. Stockholders will be able to specify one of the four choices for this proposal on the proxy card or voting instruction form:

•	a “say on pay” advisory vote every 1 year;

•	a “say on pay” advisory vote every 2 years;

•	a “say on pay” advisory vote every 3 years; or

•	abstention from voting.

Generally, a proposal presented to stockholders, such as Proposal 5, will be approved by the affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on the proposal. However, because the vote on this proposal is not binding on PAETEC or our board of directors, if none of the frequency options—every 1 year, every 2 years or every 3 years—receives a majority of the votes cast, the option receiving the greatest number of affirmative votes will be considered the frequency preferred by the stockholders. Although this vote is not binding, the board of directors will take into account the outcome of this vote in making a determination on the frequency with which advisory votes on named executive officer compensation will be included in the company’s annual proxy statement.

The PAETEC board of directors unanimously recommends that stockholders vote “FOR” every “1 YEAR” as the frequency with which PAETEC should hold a non-binding, advisory vote by stockholders to approve the compensation of its named executive officers as disclosed in the company’s annual proxy statement.

TRANSACTIONS WITH RELATED PERSONS

Under its charter, the PAETEC audit committee has the responsibility to conduct an appropriate review of and to approve transactions that are subject to disclosure under Item 404(a) of the SEC’s Regulation S-K. Such transactions generally include those in which PAETEC or a subsidiary is a participant and in which the amount involved exceeds $120,000 in any fiscal year, if any of PAETEC’s directors, director nominees, executive officers, or 5% stockholders, or an immediate family member or person sharing the household of the foregoing persons, has a direct or indirect material interest in any such transaction. We refer to all such persons as “related persons.” Transactions involving director and executive compensation are subject to oversight and, in some cases, approval by the compensation committee under its charter. All transactions during 2010 that were subject to audit committee approval were reviewed and approved by the audit committee.

The following is a summary of transactions in our 2010 fiscal year among PAETEC and its subsidiaries and the related persons identified below.

PAETEC employs as an executive officer Algimantas Chesonis, who is a brother of Arunas Chesonis, the company’s Chairman, President and Chief Executive Officer. PAETEC made total salary and bonus payments to this family member of $313,676 for 2010. During 2010, PAETEC issued this family member options to purchase a total of 15,000 shares of common stock at an exercise price of $4.59 per share, as well as restricted stock units for 45,000 shares of common stock.

In 2008, PAETEC entered into arrangements with an unrelated aircraft charter corporation pursuant to which it commits over a specified period to charter a minimum number of hours of flight time on the charter corporation’s managed fleet of jet aircraft. One of the several jet aircraft in the charter corporation’s fleet that were used by PAETEC during 2010 is owned by a limited liability company that is 50% owned by Arunas Chesonis, PAETEC’s Chairman, President and Chief Executive Officer, and 50% owned by Richard Aab, PAETEC’s Vice Chairman. Under an agreement between the charter corporation and the limited liability company, the charter corporation leases the limited liability company’s jet on an exclusive basis, manages the operation of the jet and solicits charter customers to use the jet. Under the agreement, the charter corporation is required to pay the limited liability company a specified rate for each flight hour for which the limited liability company’s aircraft is used by customers of the charter corporation for charter services. The charter corporation also pays all associated fuel costs and other specified expenses. As a result of PAETEC’s purchase during 2010 of flight time from the charter corporation for use of the jet owned by the limited liability company, the charter corporation made payments to the limited liability company of $420,674.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires PAETEC’s directors and specified officers and persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of PAETEC. The reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of Section 16(a) reports furnished to us for 2010 or written representations that no other reports were required, we believe that, except as described below with respect to some of our executive officers, our Section 16(a) reporting persons complied with all filing requirements for 2010. Mario DeRiggi filed late one report on SEC Form 4 for two transactions relating to the issuance, upon the vesting of performance-based restricted stock units, of a total of 3,754 shares of common stock. Keith Wilson filed late one report on SEC Form 4 for one transaction relating to the grant of stock options and restricted stock units for a total of 30,000 shares of common stock. Edward J. Butler, Jr. filed late one report on SEC Form 4 for one transaction relating to the grant of stock options and restricted stock units for a total of 30,000 shares of common stock. Robert D. Moore, Jr. filed late one report on SEC Form 4 for one transaction relating to the withholding of 938 shares of common stock to pay withholding taxes due upon the vesting of restricted stock units.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2012

Inclusion of Proposals in 2012 Proxy Statement. Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholder proposals for inclusion in our proxy statement for our annual meeting of stockholders in 2012 must be received by our Secretary at our offices at One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450 no later than December 21, 2011. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC pursuant to such Rule 14a-8.

Bylaw Provisions – Presentation of Proposals at Annual Meeting. Under PAETEC’s bylaws, a stockholder wishing to bring business before the stockholders at any annual meeting of stockholders which is not included in our proxy statement must comply with specific notice requirements. To be timely, the stockholder’s notice must be delivered to the Secretary of PAETEC not later than 90 days or earlier than 120 days before the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than 120 days before such annual meeting and not later than the later of the 90th day before such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made by PAETEC. To be in proper form, a stockholder’s notice to the Secretary must set forth the following information:

•

a brief description of the business to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend PAETEC’s bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

•	the name and address of such stockholder, as they appear on PAETEC’s books, and the name and address of such beneficial owner;

•	the class and number of shares of PAETEC’s capital stock which are owned beneficially and of record by such stockholder and such beneficial owner;

•	a representation that the stockholder is a holder of record of capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and

•

a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding PAETEC capital stock required to approve or adopt the proposal or (2) otherwise to solicit proxies from stockholders in support of such proposal.

The foregoing notice requirements will be deemed satisfied by a stockholder if the stockholder has notified PAETEC of the stockholder’s intention to present a proposal at the annual meeting in compliance with applicable rules and regulations promulgated under the Securities Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by PAETEC to solicit proxies for the annual meeting. The foregoing provisions of PAETEC’s bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to require inclusion of proposals in PAETEC’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act.

If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented by a stockholder directly at next year’s annual meeting in accordance with the advance notice provisions of PAETEC’s bylaws described above.

OTHER MATTERS

To the extent that this proxy statement is incorporated by reference into any other filing by PAETEC under the Securities Act of 1933 or the Securities Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing.

The board of directors is not aware of any matters not referred to in the proxy that may be brought before the annual meeting. If any other matter is properly brought before the meeting for action, the persons named in the proxy will vote on the matter in their own discretion.

By order of the board of directors,

Mary K. O’Connell

Secretary

Dated: April 20, 2011

Appendix A

PAETEC HOLDING CORP.

2011 OMNIBUS INCENTIVE PLAN

i

	10.2.	Restrictions.	14
	10.3.	Registration; Restricted Share Certificates.	14
	10.4.	Rights of Holders of Restricted Stock.	15
	10.5.	Rights of Holders of Deferred Stock Units.	15
		10.5.1. Voting and Dividend Rights.	15
		10.5.2. Creditor’s Rights.	15
	10.6.	Termination of Service.	15
	10.7.	Purchase of Restricted Stock and Shares of Stock Subject to Deferred Stock Units.	16
	10.8.	Delivery of Shares of Stock.	16
11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY- BASED AWARDS		16
	11.1.	Unrestricted Stock Awards.	16
	11.2.	Other Equity-Based Awards.	16
12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK		17
	12.1.	General Rule.	17
	12.2.	Surrender of Shares of Stock.	17
	12.3.	Cashless Exercise.	17
	12.4.	Other Forms of Payment.	17
13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS		17
	13.1.	Dividend Equivalent Rights.	17
	13.2.	Termination of Service.	18
14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS		18
	14.1.	Grant of Performance-Based Awards.	18
	14.2.	Value of Performance-Based Awards.	18
	14.3.	Earning of Performance-Based Awards.	18
	14.4.	Form and Timing of Payment of Performance-Based Awards.	18
	14.5.	Performance Conditions.	19
	14.6.	Performance-Based Awards Granted to Designated Covered Employees.	19
		14.6.1. Performance Goals Generally.	19
		14.6.2. Timing For Establishing Performance Goals.	19
		14.6.3. Settlement of Awards; Other Terms.	19
		14.6.4. Performance Measures.	19
		14.6.5. Evaluation of Performance.	21
		14.6.6. Adjustment of Performance-Based Compensation.	21
		14.6.7. Committee Discretion.	21
	14.7.	Status of Awards Under Code Section 162(m).	21
15.	PARACHUTE LIMITATIONS		22
16.	REQUIREMENTS OF LAW		22
	16.1.	General.	22
	16.2.	Rule 16b-3.	23
17.	EFFECT OF CHANGES IN CAPITALIZATION		23
	17.1.	Changes in Stock.	23
	17.2.	Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.	24
	17.3.	Change in Control in which Awards are not Assumed.	24
	17.4.	Change in Control in which Awards are Assumed.	25
	17.5.	Adjustments	25
	17.6.	No Limitations on Company.	25
18.	GENERAL PROVISIONS		26
	18.1.	Disclaimer of Rights.	26
	18.2.	Nonexclusivity of the Plan.	26
	18.3.	Withholding Taxes.	26

ii

18.4.	Captions.	27
18.5.	Other Provisions.	27
18.6.	Number and Gender.	27
18.7.	Severability.	27
18.8.	Governing Law.	27
18.9.	Section 409A of the Code.	28

iii

PAETEC HOLDING CORP.

2011 OMNIBUS INCENTIVE PLAN

PAETEC Holding Corp., a Delaware corporation (the “Company”), sets forth herein the terms of its 2011 Omnibus Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3 “Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6 “Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7 “Board” means the Board of Directors of the Company.

1

2.8 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9 “Change in Control” means (a) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (b) a sale of substantially all of the assets of the Company to another person or entity or (c) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity owning fifty percent (50%) or more of the combined voting power of all classes of stock of the Company.

2.10 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.11 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.12 “Company” means PAETEC Holding Corp., a Delaware corporation.

2.13 “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.14 “Deferred Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Deferred Stock Unit may also be referred to as a restricted stock unit.

2.15 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.

2.16 “Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.17 “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.18 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.19 “Effective Date” means             , 2011, the date on which the Plan was approved by the Company’s stockholders.

2

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.21 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.23 “Grant Date” means, as determined by the Committee, (a) the date as of which the Committee completes the corporate action constituting the Award or (b) such date subsequent to the date specified in clause (a) above as may be specified by the Committee.

2.24 “Grantee” means a person who receives or holds an Award under the Plan.

2.25 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.26 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.28 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.29 “Other Agreement” shall have the meaning set forth in Section 15.

3

2.30 “Outside Director” means a member of the Board who is not an Employee.

2.31 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.32 “Parachute Payment” shall have the meaning set forth in Section 15(a).

2.33 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.34 “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.35 “Performance Measures” means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.36 “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.37 “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.38 “Plan” means this PAETEC Holding Corp. 2011 Omnibus Incentive Plan, as amended from time to time.

2.39 “Prior Plan” means the PAETEC Holding Corp. 2007 Omnibus Incentive Plan.

2.40 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.41 “Restricted Period” shall have the meaning set forth in Section 10.2.

2.42 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.43 “SAR Price” shall have the meaning set forth in Section 9.1.

2.44 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

4

2.45 “Service” means service of a Grantee as a Service Provider to the Company or any Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties with the Company or any Affiliate shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.

2.46 “Service Provider” means, as of any date of determination, an Employee, officer, or director of the Company or any Affiliate, or a consultant (who is a natural person) or adviser (who is a natural person) to the Company or any Affiliate who provides services to the Company or any Affiliate.

2.47 “Stock” means the common stock, par value $0.01 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.48 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.49 “Stock Exchange” means The NASDAQ Stock Exchange LLC or any successor thereto or another established national or regional stock exchange.

2.50 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to accounting principles generally accepted in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.51 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.52 “Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.53 “Unrestricted Stock” shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

5

3.	ADMINISTRATION OF THE PLAN

3.1.	Committee.

3.1.1.	Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2.	Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3.	Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

3.2.	Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the

6

Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3.	Terms of Awards.

3.3.1.	Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a) designate Grantees;

(b) determine the type or types of Awards to be made to a Grantee;

(c) determine the number of shares of Stock to be subject to an Award;

(d) establish the terms and conditions of each Award (including the Option Price of any Option), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e) prescribe the form of each Award Agreement evidencing an Award; and

(f) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2.	Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, (e) Company policy or procedure (including the Company’s Code of Conduct), or (f) other agreement, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

7

3.4.	No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5.	Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6.	No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7.	Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Number of Shares of Stock Available for Awards.

Subject to the other provisions of this Section 4 and subject to adjustment as provided under the Plan, the total number of shares of Stock that shall be authorized for issuance for Awards under the Plan shall be equal to the sum of (x) twelve million (12,000,000) shares of Stock plus (y) the number of shares of Stock available for future awards under the Prior Plan as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

4.2.	Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a

8

compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3.	Share Usage.

(a) Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b) Any shares of Stock that are subject to an Award other than an Award of Options or Stock Appreciation Rights shall be counted against the share issuance limit set forth in Section 4.1 as one-and-one-half (1.5) shares for every one (1) share of Stock subject to such Award. Any shares of Stock that are subject to an Award of Options shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award. The number of shares of Stock subject to an Award of Stock Appreciation Rights shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such Stock Appreciation Rights upon the exercise thereof.

(c) Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan.

(d) The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.	EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1.	Effective Date.

The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

5.2.	Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3.	Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension or

9

termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.

6.2.	Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

(a) the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is four million (4,000,000) shares; provided that the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan to any person eligible for an Award under Section 6 in the year in which such person is first employed by, or first provides other Service to, the Company or any Affiliate is six million (6,000,000) shares;

(b) the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is one million (1,000,000) shares; provided that the maximum number of shares of Stock subject to Awards other than Options or SARs that may be granted under the Plan to any person eligible for an Award under Section 6 in the year in which such person is first employed by, or first provides other Service to, the Company or any Affiliate is one million five hundred thousand (1,500,000) shares; and

(c) the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be three million dollars ($3,000,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall be five million dollars ($5,000,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3.	Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or any Affiliate, or (c) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or any Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

10

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing.

8.3.	Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.	Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6.	Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of

11

shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7.	Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8.	Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9.	Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.	Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become

12

exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.	Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2.	Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3.	Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4.	Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.	Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a

13

transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND DEFERRED STOCK UNITS

10.1.	Grant of Restricted Stock or Deferred Stock Units.

Awards of Restricted Stock and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2.	Restrictions.

At the time a grant of Restricted Stock or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Deferred Stock Units as provided in Section 14. Notwithstanding the foregoing, Awards of Restricted Stock and Deferred Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date (but may vest pro-rata during such period on a daily, monthly, annual or other basis), and Restricted Stock and Deferred Stock Units that vest upon achievement of performance goals shall not vest in full in less than one (1) year from the Grant Date; provided that (i) up to ten percent (10%) of the maximum number of shares of Stock available for issuance under the Plan may be granted pursuant to the Plan without being subject to the foregoing restrictions, and (ii) any dividends or Dividend Equivalent Rights, or other distributions, issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such restrictions or such ten percent (10%) share issuance limit. The foregoing ten percent (10%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 17.2 and the share usage rules of Section 4.3. Awards of Restricted Stock and Deferred Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3.	Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that

14

comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4.	Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5.	Rights of Holders of Deferred Stock Units.

10.5.1.	Voting and Dividend Rights.

Holders of Deferred Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Deferred Stock Units, to direct the voting of the shares of Stock subject to such Deferred Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Deferred Stock Units that the holder of such Deferred Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Deferred Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Deferred Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Deferred Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Deferred Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Deferred Stock Units shall promptly forfeit and repay to the Company such cash payments. Notwithstanding the foregoing, if a grantor trust is established in connection with an Award of Deferred Stock Units and shares of Stock are held in such grantor trust for purposes of satisfying the Company’s obligation to deliver shares of Stock in connection with such Deferred Stock Units, the Award Agreement for such Award of Deferred Stock Units may provide that such cash payment shall be deemed reinvested in additional Deferred Stock Units at a price per unit equal to the actual price paid for each share of Stock by the trustee of such grantor trust upon such trustee’s reinvestment of the cash dividend received.

10.5.2.	Creditor’s Rights.

A holder of Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Deferred Stock Units held by such

15

Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Deferred Stock Units. If the Committee accelerates vesting of Restricted Stock or Deferred Stock Units, except (a) in the case of a Grantee’s death or disability, (b) acceleration required by binding commitments or agreements entered into by the Company prior to the Effective Date or (c) as specified in Section 17.3, the shares of Stock subject to such Restricted Stock or Deferred Stock Units shall be deducted from the ten percent (10%) share issuance limit set forth in Section 10.2.

10.7.	Purchase of Restricted Stock and Shares of Stock Subject to Deferred Stock Units.

The Grantee of an Award of Restricted Stock or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Deferred Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for past or future Service rendered or to be rendered to the Company or an Affiliate.

10.8.	Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Stock or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Deferred Stock Unit once the shares of Stock represented by such Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1.	Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan, subject to the ten percent (10%) share issuance limit set forth in Section 10.2. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2.	Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with

16

respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.	General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.	Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3.	Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the Option being exercised.

12.4.	Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.	Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment

17

shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved.

13.2.	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1.	Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2.	Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an initial value or target number of shares of Stock that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3.	Earning of Performance-Based Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the value or number of the Performance-Based Awards earned by such Grantee over such Performance Period.

14.4.	Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be as determined by the Committee and as evidenced in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

18

14.5.	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6.	Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1.	Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2.	Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3.	Settlement of Awards; Other Terms.

Settlement of Performance-Based Awards shall be in cash, shares of Stock, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.

14.6.4.	Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a) net earnings or net income;

(b) operating earnings;

(c) pretax earnings;

19

(d) earnings per share;

(e) share price, including growth measures and total stockholder return;

(f) earnings before interest and taxes;

(g) earnings before interest, taxes, depreciation and/or amortization;

(h) earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

•	stock-based compensation expense;

•	income from discontinued operations;

•	gain on cancellation of debt;

•	debt extinguishment and related costs;

•	restructuring, separation and/or integration charges and costs;

•	reorganization and/or recapitalization charges and costs;

•	impairment charges;

•	gain or loss related to investments;

•	sales and use tax settlement; and

•	gain on non-monetary transaction.

(i) sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j) gross or operating margins;

(k) return measures, including return on assets, capital, investment, equity, sales or revenue;

(l) cash flow, including:

•	operating cash flow;

•

free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

•	levered free cash flow, defined as free cash flow less interest expense;

•	cash flow return on equity; and

•	cash flow return on investment;

(m) productivity ratios;

(n) expense targets;

(o) market share;

(p) financial ratios as provided in credit agreements of the Company and its subsidiaries;

(q) working capital targets;

20

(r) completion of acquisitions of businesses or companies;

(s) completion of divestitures and asset sales;

(t) customer satisfaction as measured using the Net Promoter Score (NPS) metric (based on surveys of customers of the Company and its subsidiaries); or

(u) any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5.	Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6.	Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7.	Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7.	Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m)

21

and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.	REQUIREMENTS OF LAW

16.1.	General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or

22

the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.	Rule 16b-3.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1.	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion or exercise of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or such Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of

23

outstanding Options and the aggregate and per share SAR Price of outstanding Stock Appreciation Rights as required to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to such Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3.	Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a) in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Deferred Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i) fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days; or

(ii) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Deferred Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Deferred Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b) For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Stock or Performance Shares

24

assuming target performance has been achieved (or into Unrestricted Stock if no further restrictions apply). If at least half the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Stock or Performance Shares based on actual performance to date (or into Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, such Performance-Based Awards shall be converted into Restricted Stock or Performance Shares assuming target performance has been achieved, based on the discretion of the Committee (or into Unrestricted Stock if no further restrictions apply).

(c) Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4.	Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

17.5.	Adjustments

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6.	No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure

25

or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.	GENERAL PROVISIONS

18.1.	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number

26

of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

18.4.	Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.6.	Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.7.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.	Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

27

18.9.	Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

*    *    *

To record adoption of the Plan by the Board as of March 21, 2011, and approval of the Plan by the stockholders on             , 2011, the Company has caused its authorized officer to execute the Plan.

PAETEC HOLDING CORP.

By:

Title:

28

PAETEC HOLDING CORP.

ONE PAETEC PLAZA

600 WILLOWBROOK OFFICE PARK

FAIRPORT, NY 14450

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M35674-P12241	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PAETEC HOLDING CORP.	For All	Withhold All	For All Except
The Board of Directors recommends a vote FOR the following:
1. Election of each of the following nominees to the Board of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees

01) Tansukh V. Ganatra
02) William R. McDermott
03) Mark Zupan

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:		For	Against	Abstain

2.	Ratification of the appointment of Deloitte & Touche LLP as PAETEC Holding Corp.’s independent registered public accounting firm for the 2011 fiscal year	☐	☐	☐

3.	Approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan	☐	☐	☐

4.	Approval, by non-binding, advisory vote, of PAETEC Holding Corp.’s named executive officer compensation as disclosed in the Proxy Statement	☐	☐	☐

For address changes/comments, mark here. (see reverse for instructions)				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

The Board of Directors recommends a vote for 1 YEAR on Proposal 5:		1 Year	2 Years	3 Years	Abstain

5.	Non-binding, advisory vote on whether PAETEC Holding Corp. should hold a non-binding, advisory vote by stockholders to approve PAETEC’s named executive officer compensation every 1 year, 2 years or 3 years	☐	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The shares represented by this proxy card when properly executed will be voted in the manner directed herein by the undersigned
Stockholder(s). If no direction is made, this proxy card will be voted FOR ALL nominees under Proposal 1, FOR Proposals 2, 3, and 4, and FOR 1 YEAR on Proposal 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on June 2, 2011:

The Notice of Annual Meeting and Proxy Statement and our Annual Report to Stockholders are available at www.proxyvote.com.

M35675-P12241

PAETEC HOLDING CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 2, 2011

The stockholder signing on the reverse side of this proxy card hereby appoints Arunas A. Chesonis, Keith M. Wilson and Mary K. O’Connell, or any of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of PAETEC Holding Corp. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Eastern Time, on June 2, 2011, at SAP Americas, 3999 West Chester Pike, Newton Square, Pennsylvania 19073, and at any adjournments or postponements thereof, all as set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 3, AND 4, FOR 1 YEAR ON PROPOSAL 5, AND IN THE DISCRETION OF SAID PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Address changes/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side